                                                                    EXHIBIT 10.5


                             THE PRUDENTIAL TOWER
                               PRUDENTIAL CENTER
                          BOSTON, MASSACHUSETTS 02199

                               LEASE COVER SHEET


Lease Date: May 31, 1995

Tenant:  Bronner Slosberg Humphrey, Inc.

Floor:  Floors Eighteen through Twenty, and Twenty-Two and Twenty-Three

Notice Address:

                      PRUDENTIAL TOWER
                      Boston, MA 02199

1.   Building Net Rentable Area:            1,226,539 Rentable Square Feet (RSF)
     Initial Premises Net Rentable Area:    128,031 RSF
     Additional Premises:                   24,309 RSF

2.   Term Commencement Date:    Earlier of date Tenant occupies Premises for
                                operation of its business or December 15, 1995

3.   Rent Commencement Date:    December 15, 1995 subject to Section 3.1

4.   Expiration Date:           November 30, 2005 - subject to Tenant's right
                                to Extend the Term
5.   Rent
     A.   Fixed Rents:
          Years 1-10 at a rate of $27.50 per RSF-

                                   Initial Premises without     Initial Premises including
                                      additional Premises           additional Premises
                                      -------------------           -------------------
            Annual Amount                  $3,520,852.50                 $4,189,350.00
            Monthly Payment Amount            293,404.38                    349,112.50

     B.   Reimbursement Rent - as provided in Articles 2 and 3

6.        A. Base Operating Expense: 1995 Actuals
          B. Real Estate Tax: Base calendar 1995

             Tenant Share:  10.44% for Initial Premises
                            12.42 for Initial Premises and Additional Premises

7.     Use of Premises: General Offices including offices of an advertising agency which include, but not limited to, incidental production facilities.

8.     Tenant Extension Option:  Two periods of five years each on twelve months advance notice

9.     Tenant Expansion Options: 1 Floor End of 3rd Year
                                 1 Floor End of 5th Year
                                 First Offer

10.    Lease Security:           Letter of Credit for 50% Lease Transaction
                                 Costs declining as set forth in Section 12.14

11.    Additional Premises:      24,309 RSF consisting of Third Floor of
                                 Building - See Section 12.19 as shown on
                                 Exhibit A-6

Lease Date: May 31, 1995

LANDLORD:                        TENANT:
THE PRUDENTIAL INSURANCE COMPANY BRONNER SLOSBERG HUMPHREY,
OF AMERICA                       INC.

By:/s/ Robert J. Walsh           By:/s/ Robert E.
   ______________________           _________________________
          Vice President            its SVP, CFO duly authorized

                                     LEASE
                               PRUDENTIAL CENTER
                             BOSTON, MASSACHUSETTS

                               TABLE OF CONTENTS

Article
-------

1. Description of Premises and Term of Lease

       Section   1.1  Demise
                 1.2  Easement for Utility Lines, etc.
                 1.3  Areas Outside Premises
                 1.4  Term
                 1.5  Commencement Date

2. Finishing the Premises

       Section   2.1  Work

3. Payment of Rent and Tenant's Share of Increased Operating Expenses

       Section   3.1  Rent
                 3.2  Operating Expenses
                 3.3  Utility Charges
                 3.4  Real Estate Taxes

4. Covenants of Landlord

       Section   4.1  Repairs by Landlord
                      Default by Landlord
                 4.2  Services by Landlord

5. Additional Covenants by Tenant

       Section   5.1  Use of Premises
                 5.2  Tenant's Covenants
                 5.3  Assignment, Subletting
                 5.4  Excess Payments
                 5.5  Repairs by Tenant
                 5.6  Permits and Workmanship
                 5.7  Liens
                 5.8  Control of Premises
                 5.9  Reserved

                 5.10  Reserved
                 5.11  Tenant's Statement
                 5.12  Surrender of Premises-Removal of Trade Fixtures
                 5.13  Personal Property Tax
                 5.14  Landlord's Right to Perform Tenant's Obligations

6.  Damage or Destruction by Fire or Casualty

       Section   6.1   Total or Partial Destruction by Fire or Otherwise
                 6.2   Damage Within Last Two (2) Years
                 6.3   Apportionment

7.  Eminent Domain

       Section   7.1   Entire or Partial Taking
                 7.2   Condemnation Award
                 7.3   Rent Abatement
                 7.4   Apportionment
                 7.5   Eminent Domain Defined

8.  Default

       Section   8.1   Default by Tenant
                 8.2   Landlord's Remedies

9.  Quiet Enjoyment

10. Landlord's Reservation of Rights

       Section   10.1  Rights Reserved to Landlord
                 10.2  Access to Premises by Landlord
                 10.3  Landlord's Safety Measures
                 10.4  Hazardous Substances
                 10.5  Interruption of Service

11. Insurance Covenants, Tenant

       Section   11.1
                 11.2
                 11.3
                 11.4
                 11.5

                 11.6
                 11.7

12. Miscellaneous Provisions

       Section   12.1  Waiver of Subrogation
                 12.2  Subordination
                 12.3  Landlord's Remedies Cumulative
                 12.4  Partial Invalidity
                 12.5  Successors and Assigns
                 12.6  Article Headings and Marginal Notes
                 12.7  Notices
                 12.8  Written Approvals
                 12.9  Broker's Commission
                 12.10 Entire Agreement
                 12.11 Submission of Lease-No Option
                 12.12 Massachusetts Law Governs
                 12.13 Tenant's Parking Rights
                 12.14 Lease Security
                 12.15 Tenant's Extension Rights
                 12.16 Tenant's Expansion Rights
                 12.17 Exhibits
                 12.18 Tenant's Signage
                 12.19 Additional Premises

                                     LEASE
                               PRUDENTIAL CENTER
                             BOSTON, MASSACHUSETTS

     THIS LEASE made this 31st day of May, 1995, between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, having its principal office at Prudential Plaza, Newark, New Jersey (hereinafter called "LANDLORD"), and Bronner, Slosberg Humphrey, Inc., a Massachusetts corporation with an office on the 18th through 20th and 22nd and 23rd Floors, Prudential Tower, Boston, Massachusetts, (hereinafter called "TENANT").


WITNESSETH:

     In consideration of the mutual covenants herein expressed, LANDLORD and TENANT hereby covenant and agree as follows:

                                   ARTICLE I
                   DESCRIPTION OF PREMISES AND TERM OF LEASE

1.1  Demise
     ------

      LANDLORD hereby leases to TENANT and TENANT hereby leases from LANDLORD the Premises (hereinafter called "the Initial Premises") shaded on Exhibit A-1 through A-5 attached hereto and made part hereof consisting of all useable space on Floors 18, 19, 20, 22 and 23, Tower Building, consisting of approximately 128,031 rentable square feet (RSF) in that part of Prudential Center in Boston, Massachusetts which is shown on Exhibit AA attached hereto and made part hereof (whereupon the Initial Premises are shaded), excepting and reserving from the Initial Premises the roof and the exterior walls of the Building in which the Initial Premises are located, and subject to all rights hereinafter reserved to LANDLORD and to all rights reserved to LANDLORD by operation of law. Said Building (as the same may from time to time be constituted after changes therein, additions thereto and eliminations therefrom pursuant to rights of LANDLORD hereinafter reserved) is hereinafter called "the Building." The Initial Premises are a portion of those described in Certificate of Title 64667 issued to LANDLORD from the Suffolk Registry District of the Land Court. For all purposes of this Lease, the term "Prudential Center" shall refer only to such part of Prudential Center as is shown on said Exhibit A-A.

1.2  EASEMENT FOR UTILITY LINES, ETC.
     --------------------------------

      LANDLORD reserves the right to place (or permit any other tenant so to place) in, over, below and upon the Initial Premises but not within TENANT'S useable areas (reasonable notice shall be given TENANT and the work shall be performed in such a manner as to keep to a minimum interference with TENANT'S use of the Initial Premises and without affecting tenant's business) utility lines, conduits, pipes, tunneling and the like to serve the Initial Premises and other premises and to use, replace, maintain and repair (or permit any other tenant so to do) such utility lines, conduits, pipes, tunneling and the like in, over, below and upon the Initial Premises as may have been installed in the Building or Prudential Center.

1.3  AREAS OUTSIDE INITIAL PREMISES
     ------------------------------
      LANDLORD reserves and excepts all rights of ownership and use in all respects outside the Initial Premises, including without limitation, the Building and all other structures and improvements and plazas and common areas in Prudential Center, except that at all times during the term of this Lease, TENANT shall have a reasonable means of access from a public street to the Initial Premises. Without limitation of the foregoing reservation of rights by LANDLORD, it is understood that in its sole discretion LANDLORD shall have the right to change and rearrange the plazas and other common areas, to change, relocate and eliminate facilities therein, to erect new buildings thereon, to permit the use of or lease all or part thereof for exhibition and displays and to sell, lease or dedicate all or part thereof to public use; and further that LANDLORD shall have the right to make changes in, additions to and eliminations from the Building and other structures and improvements in Prudential Center, the Initial Premises excepted; provided however that TENANT, its employees, agents, clients, customers, and invitees shall at all times have reasonable access to the Building and Initial Premises. LANDLORD is not under any obligation to permit individuals without proper building identification to enter the Building after 6:00 p.m.

1.4  TERM
     ----

      TO HAVE AND HOLD the Initial Premises for the term of ten (10) years beginning on the Commencement Date as hereinafter defined, (the "Term"), subject to TENANT'S right to extend the Term as provided in Section 12.15.

      In the event that TENANT should hold over after the expiration or sooner termination of the Term, TENANT shall be a lessee at sufferance subject to all of the terms and provisions of this Lease in effect immediately prior to such holdover, except that TENANT shall pay on account of the Rent an amount equal to 2.0 times the Rent most recently in effect.

1.5  COMMENCEMENT DATE
     -----------------
      The Commencement Date shall be the earlier of the date TENANT occupies the Premises for the purpose of conducting its business or December 15, 1995, provided LANDLORD delivers the Initial Premises to TENANT no later than the date set forth on Schedule 1 attached. In the event any floor of the Initial Premises are not delivered to TENANT on or before the date specified in Schedule 1, there shall be an abatement of the portion of the rent attributable to such floor on the basis of one day's abatement for each day of delay in the delivery of such floor beyond the date set forth in Schedule 1. LANDLORD and TENANT agree to execute a document setting forth the Commencement Date after the Commencement Date has been determined.


                                   ARTICLE 2
                        FINISHING THE INITIAL PREMISES

2.   WORK
     ----

      LANDLORD shall deliver the Initial Premises in their "as is" shell condition as described in Exhibit B attached and made a part hereof on the dates provided in Schedule 1.

      In connection with the preparation of the Initial Premises (the Work) for TENANT'S use and occupancy, TENANT has selected (i) Elkus/Manfredi (Tenant's Architect) and (ii) Mead Consulting Inc., as TENANT'S Construction Manager. TENANT will select four (4) contractors, acceptable to LANDLORD to bid on the Work. TENANT shall select a contractor (Tenant's Contractor), subject to LANDLORD'S reasonable approval, whose labor will work in harmony with other labor working at Prudential Center. The Work will be performed in accordance with mutually acceptable plans and specifications (the Plans) drawn by Tenant's Architect. TENANT will cause Tenant's Architect to deliver copies of the Plans, including specifications for the Work, to LANDLORD for LANDLORD'S approval. LANDLORD shall review the Plans on a fast track basis providing for review, comments and approval by LANDLORD of portions of the Plans prior to completion of all the Plans. LANDLORD shall advise TENANT in writing within fourteen (14) days of the receipt of the Plans of LANDLORD'S approval of the Plans. LANDLORD shall specify in reasonable detail any portion of the Plans not approved so that TENANT may modify such portion to comply with LANDLORD'S suggestion. LANDLORD'S review and approval of the Plans shall not imply compliance with any codes, standards or otherwise. Tenant's Contractor shall perform the Work in a good and workmanlike manner in accordance with all applicable codes. The Work shall be Substantially Complete when (i) Tenant's Architect has issued a Certificate of Substantial Completion and (ii) permission has been obtained from the city of Boston Building Department to occupy the Initial Premises with only minor items of finish or adjustment (Punch List Items) remain to be finished. TENANT shall complete or cause to be completed all Punch List Items within thirty (30) days of Substantial Completion. Any delay in completion of the Work due to changes requested by TENANT or actions of Tenant's Architect or Tenant's Construction Manager or for any other reason not the fault of LANDLORD shall not result in a delay in the Rent Commencement Date whether the Work is substantially complete or not.

     Tenant's Architect, Tenant's Contractor and Tenant's Construction Manager shall comply with Prudential Center General Conditions of Contract attached as Exhibit G and shall provide Landlord's Contract Manager with evidence of insurance in accordance with requirements for insurance for contractors working at Prudential Center. TENANT shall deliver copies of all contracts with Tenant's Architect, Tenant's Contractors and Tenant's Construction Manager to LANDLORD.

     LANDLORD shall provide TENANT a tenant improvement allowance equal to $45.00 per RSF (Tenant Allowance), subject to adjustment as provided below.

     Tenant's Allowance will be utilized by LANDLORD to pay for (i) the reasonable fee and charges of Tenant's Architect; (ii) the costs and fee of Tenant's Contractor as set forth in the Construction Contract which shall be reasonably acceptable to LANDLORD; (iii) the reasonable fees of Tenant's Construction Manager; (iv) TENANT'S reasonable moving costs as evidenced in invoice form a licensed professional mover, the total of which is hereinafter referred to as Tenant's Total Costs. Items (i), (ii) and (iii) above of Tenant's Total Costs shall be capped as of the date the Construction Contract is executed.

     Prior to the commencement of the Work, TENANT shall obtain from Tenant's Contractor and provide to LANDLORD, a schedule of values as provided in
     Article 3 of Exhibit G. LANDLORD shall make progress payments for the Work to Tenant's Contractor as provided in Article 3 of Exhibit G attached. Payments shall be made to Tenant's Architect and Tenant's Construction Manager monthly based upon the percentage of completion of services rendered at the end of each month.

     In the event Tenant's Allowance is insufficient to pay Tenant's Total Costs, LANDLORD agrees to increase Tenant's Allowance to an amount equal to Tenant's Total Costs (but in no event shall Tenant's Allowance exceed $55.00 per RSF). If Tenant's Allowance is increased as provided above, TENANT shall reimburse LANDLORD by paying to LANDLORD throughout the initial term hereof Reimbursement Rent, payable as additional rent at the rate of $.16 per RSF per year for every one ($1.00) Dollar per RSF of Tenant's Total Costs in excess of Forty-Five

      ($45.00) Dollars per RSF with appropriate adjustment for partial dollar increases. [For example, if Tenant's Total Costs equal Forty Seven and 50/100 ($47.50) Dollars per RSF, Tenant's Reimbursement Rent would be $2.5 x .16 = $.40 (per RSF) times 128,031 (RSF of Initial Premises equals $51,212.40 per year payable monthly in the amount of $4,267.70.]

      Reimbursement Rent shall be payable monthly in advance throughout the initial fixed term of ten (10) years as provided in Section 3.1.

      In the event Tenant's Total Costs are less than $45.00 per RSF, LANDLORD agrees to reduce the Rent provided for in Section 3.1 by $.16 per RSF for each $1.00 per RSF Landlord Total Costs are less than $45.00 per RSF with appropriate adjustment for partial dollar decreases.

      LANDLORD shall allow TENANT early access to the Initial Premises for purpose of installing TENANT'S fixtures and wiring provided TENANT shall not interfere with the completion of the Work.


                                   ARTICLE 3
                                PAYMENT OF RENT
                                      AND
                 TENANT'S SHARE OF INCREASED OPERATING EXPENSES

3.1  RENT
     ----
      In the event TENANT occupies all or a part of the Initial Premises prior to December 1, 1995 (Early Occupancy Period), TENANT shall not be obligated to pay rent during the Early Occupancy Period. However, TENANT shall reimburse LANDLORD for operating costs and real estate taxes during the Early Occupancy Period at the rate of $1.00 per month for each RSF occupied. TENANT'S reimbursement shall be pro rated for any partial month. If TENANT occupies the Initial Premises for the purpose of conducting its business on or after December 1, 1995, the Rent Commencement Date shall be the day TENANT so occupies the Initial Premises but not later than December 15, 1995.

      LANDLORD reserves and TENANT covenants and agrees, commencing on the Rent Commencement Date, to pay to LANDLORD without notice or demand, and without setoff, defense, counterclaim, reduction or abatement, except as otherwise provided in this Lease, at the office of LANDLORD at Prudential Center or elsewhere as designated from time to time by written notice to TENANT and in the manner herein prescribed for payment thereof, rent for the Initial Premises as follows:

          (a) Fixed Rent
              ----------

          A fixed guaranteed annual rent, hereinafter called "Rent" payable in equal monthly installments in advance on the first day of each month throughout the term of this Lease, in the amounts on the Lease Cover Sheet attached hereto and made a part hereof, subject to adjustment as provided below.

          Rent for any partial months at the beginning and end of the Term shall be a pro rata portion (based on the number of days in the particular month) of the monthly installment of Rent for the respective Lease year.

          (b) Reimbursement Rent as Provided in Section 2
              -------------------------------------------

          LANDLORD and TENANT agree when the amount of any Reimbursement Rent or reduction in rent all as provided for in Section 2 is determined, the parties will enter into a Lease Amendment setting forth the amount of Reimbursement Rent or Rent Reduction as the case may be.

          TENANT also agrees to pay to LANDLORD, on demand, interest on all overdue installments of Rent (Fixed and Reimbursement) commencing five
          (5) days from the due date thereof until payment thereof in full at a rate equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) ten (10%) percent.

    3.2   INCREASED OPERATING EXPENSES
          ----------------------------

          Commencing on January 1, 1996, TENANT also agrees to reimburse LANDLORD for TENANT'S share of Increased Operating Expense in excess of Base Operating Expenses in accordance with Exhibit F attached hereto and made a part hereof.

          TENANT also agrees to pay LANDLORD, on demand, interest on all overdue installments of TENANT'S share of increased operating expenses commencing five (5) days from the due date thereof until payment thereof in full at a rate equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) ten (10%) percent.

   3.3    UTILITY CHARGES
          ---------------

          TENANT shall pay directly to Boston Edison the costs of electrical service consumed in those portions of the Initial Premises located above the 18th Floor for lighting and receptacles within the Initial Premises as measured by separate meters located on each floor of the Initial Premises.

     For the portion of the Initial Premises located on the 18th Floor, TENANT shall reimburse LANDLORD for the costs of electrical service consumed in the Premises determined by a check meter. TENANT reimbursement is estimated to be $1.00 per RSF in 1994 subject to adjustment to reflect LANDLORD'S cost per kilowatt of electricity and any change in TENANT'S wage.

     LANDLORD'S charges for condenser water used in HVAC units, if any, serving the Initial Premises exclusively as measured by a meter installed if necessary as part of the Work pursuant to Section 2.1, shall be billed to and paid for monthly by TENANT. LANDLORD'S charges for chilled water shall be commercially reasonable and shall not exceed the rates charged to other tenants of the Building.

3.4  REAL ESTATE TAXES
     -----------------

     Commencing on January 1, 1996, TENANT covenants and agrees to pay as Additional Rent each year of the term the amount equal on a per square foot basis of the increase in real estate taxes over the amount paid by LANDLORD in calendar 1995 as real estate taxes (Tax Base). TENANT shall make payments in its share of increased real estate taxes monthly with the payment of Rent and Additional Rent based upon LANDLORD'S good faith estimate of its share of increased Real Estate Taxes. TENANT'S monthly payment shall equal 1/12 TENANT'S estimated annual liability for increased taxes which LANDLORD shall adjust periodically to reflect tax bills received from the City of Boston. Each year at the time LANDLORD provides TENANT with a statement of operating costs as provided in Exhibit F, LANDLORD shall also provide TENANT with a statement of tax payments. LANDLORD shall refund to TENANT any overpayments at any time and TENANT shall promptly pay any underpayment. LANDLORD shall deliver to TENANT upon request copies due TENANT of relevant tax bills with allocation detail.

     The benefit of any tax abatement obtained by LANDLORD shall, after deduction of the reasonable and customary costs of obtaining such abatement, inure pro rata to TENANT.

     It is the intent of the LANDLORD and TENANT that with respect to real estate property taxes and any other taxes imposed in lieu thereof, and that TENANT shall pay TENANT'S share of real estate taxes in excess of the Tax Base and, in the event the scheme of taxation is altered in any way, TENANT shall pay, and hereby covenants and agrees to pay, its proportionate share of such charges.

                                   ARTICLE 4
                             COVENANTS OF LANDLORD

4.1  REPAIRS BY LANDLORD
     -------------------

     Subject to the provisions of Articles 6 and 7 and except for any loss, destruction or damage caused by omission, negligence or fault of TENANT, LANDLORD covenants and agrees at LANDLORD'S cost and expense: to cause to be kept the structural floor slabs, exterior walls, load-bearing interior walls, columns of the Initial Premises and building system including the heating, ventilating, plumbing and electrical, that service the Initial Premises and the rest of the Building including common areas (including all doors and interior glass, finish and coverings) in good order, repair and condition. Nothing in this section shall impose any obligation to repair interior portions of the Initial Premises including doors, interior glass, finish and coverings.

     DEFAULT BY LANDLORD
     -------------------

     LANDLORD shall in no event be in default in the performance of any obligations under this Section 4.1 unless and until LANDLORD shall have failed to perform such obligations within thirty (30) days (or such additional time as is reasonably required to correct any such default) after notice by TENANT to LANDLORD adequately specifying wherein LANDLORD has failed to perform any such obligation, and in no event shall LANDLORD be liable to TENANT for any indirect or consequential damages.

4.2  SERVICES BY LANDLORD
     --------------------

     LANDLORD further covenants and agrees:

     (i) LANDLORD shall subject to all governmental orders or decrees furnish space heating and cooling (air conditioning) as normal seasonal changes may require to provide reasonably comfortable space temperature (the parties hereto agree that the range of 68oF - 76oF is reasonably comfortable space temperature) and ventilation for occupants of the Initial Premises under normal business operation, daily from 8:00 A.M. to 6:00 P.M. (Saturday
     8:00 A.M. to 1:00 P.M.), Sundays and holidays excepted. The Building's HVAC System performance, characteristics and standards are set forth in Schedule II attached. Whenever machines or equipment (not normally utilized in general office use) are used in the Initial Premises which materially affect the temperature otherwise maintained, LANDLORD reserves the right, upon thirty (30) days written notice to TENANT to install supplementary air conditioning and heating units in the Initial Premises and the cost of such units and the installation thereof shall be paid by TENANT to LANDLORD upon demand. The cost of operating and maintaining the same shall be borne by TENANT. If approved by LANDLORD in writing, TENANT may install such supplementary systems under the control and direction of LANDLORD.

        (ii) LANDLORD shall provide the cleaning services and incidental supplies set forth on Exhibit C attached hereto and made a part hereof.

        (iii) LANDLORD shall supply, for normal business office use, water for lavatory and toilet purposes in the Building toilet rooms.

        (iv) LANDLORD shall furnish non-exclusive use of fully automatic (operator less) passenger elevators for ingress to and egress from the floor or floors upon which the Initial Premises are located. The service shall be supplied daily by passenger elevators serving such floors from 8:00 A.M. to 6:00 P.M., Saturday, Sundays and holidays excepted. Automatic freight elevator service shall be available in common with other tenants from 8:00 A.M. to 5:00 P.M. daily, Saturdays, Sundays and holidays excepted. TENANT shall have limited non-exclusive elevator access to the Initial Premises (i.e. controlled by Building security services) 24 hours a day 365 days a year, subject to disruptions caused by acts of God or other causes beyond LANDLORD'S control. TENANT may arrange with LANDLORD'S Contract Manager for after hours (after 5:00 p.m. and before 8:00 a.m.) freight elevator service provided TENANT reimburses LANDLORD for the reasonable costs of such service plus a reasonable administrative fee. LANDLORD reserves the right to program the elevator service in the Building to obtain in its sole discretion the most efficient and economically feasible method of bringing in and taking out all persons using the Building. TENANT agrees to cooperate in the programming of such service of those elevators serving the floor or floors on which the Initial Premises are located.

                                   ARTICLE 5
                         ADDITIONAL COVENANTS OF TENANT

          TENANT further covenants and agrees:

5.1  USE OF Initial Premises
     -----------------------

        To use and occupy the Initial Premises for general offices, including offices of an advertising agency which include incidental production facilities and for no other use whatsoever. TENANT shall not cause or permit any noise or sounds to emit from the Initial Premises, into the rest of the Building, or otherwise disturb other tenants in the Building.

       It is expressly agreed that TENANT shall not use the Initial Premises, or permit the same to be used, for any manufacturing or mechanical purposes or for the sale of food or alcoholic or non-alcoholic beverages for consumption on or off the Initial Premises or for cooking and preparation of food even though any of such uses might, but for this provision, be regarded as incidental to the business of TENANT. TENANT may, for its own use, have microwave ovens, coffee makers, and refrigerators for storage and preparation of light meals for officers, employees and guests. TENANT may, with LANDLORD'S approval not to be unreasonably withheld or delayed, at TENANT'S cost and expense subject to compliance with all applicable codes, install within the Initial Premises a full service kitchen for the serving of meals to officers, employees and business invitees and guests of TENANT in a non-cafeteria format.

5.2  TENANT'S COVENANTS
     ------------------

       In connection with TENANT'S use of the Initial Premises:

       (i) TENANT shall not conduct any auction, fire, bankruptcy, going out of business, liquidation or similar sales and TENANT shall not use any walk or passageways adjacent to Initial Premises for business purposes.

       (ii) TENANT shall comply with all laws, orders and regulations and with the directions of any public officer authorized by law with respect to the Initial Premises and the use and occupancy thereof and shall not suffer or permit any use of the Initial Premises which directly or indirectly is forbidden by law, ordinance or governmental or municipal regulation or order or which may be dangerous to life, limb or property.

       (iii) TENANT shall not erect, install or maintain any sign, lettering, placard or similar matter if all or any part of such sign, lettering, placard or similar matter is painted upon or posted or otherwise affixed to the exterior or interior of any window or door or the glass thereof or is otherwise located in such manner as to be visible from the outside of the Initial Premises, without in each case obtaining LANDLORD'S advance written consent not to be unreasonably withheld. Neither LANDLORD'S name nor the word "Prudential" alone or in any combination other than "Prudential Center" shall be used by the TENANT for any purpose whatsoever. TENANT shall not use the words "Prudential Center" other than as part of the business address of TENANT and then only in such manner as will not appear to be part of TENANT'S name. TENANT shall not use the words "Prudential Center" in any manner which is undignified, confusing, detrimental or misleading in LANDLORD'S opinion and shall give no greater prominence to the words "Prudential Center" than to any other part of the business address of TENANT and shall give less prominence to the words "Prudential Center" than to TENANT'S name. LANDLORD shall provide TENANT, at LANDLORD'S cost and expense, with appropriate listings in the Building Directory. TENANT, at its sole cost and expense, may, with LANDLORD'S approval not to be unreasonably withheld or delayed, install signage in the lobby of the floor the Initial Premises are on consistent with the Building signage policy.

(iv) TENANT shall not do or permit to be done any act or thing which will invalidate or be in conflict with fire or other insurance policies covering the Building or its operation or the Initial Premises or part of either; or do or permit to be done anything in or about the Initial Premises or bring or keep anything therein which shall not comply with all rules, orders, regulations or requirements of the Board of Fire Underwriters or any similar organization (and TENANT shall at all times comply with all such rules, orders, regulations and requirements); or which shall increase the rate of insurance on the Building, its appurtenances or contents, unless TENANT shall reimburse LANDLORD to the extent of such increase.

(v) TENANT shall not install or operate (except for incidental food refrigerators, toasters, microwave ovens), any refrigerating, heating or air conditioning apparatus without the written permission of LANDLORD which permission shall not be unreasonably withheld or delayed.

(vi) TENANT shall not place any radio or television antenna on the roof or on or in any part of the Building other than the inside of the Initial Premises; or operate or permit to be operated any musical or sound-producing instrument or device inside or outside the Initial Premises which may be heard outside the Initial Premises; or operate any electrical device from which may emanate electrical waves or any other emanations which interfere with or impair radio or television or telephone broadcasting or reception from or in the Building or elsewhere in Prudential Center.

(vii) TENANT shall not place anything or allow anything to be placed near the glass of any door, partition or window which may be unsightly from outside the Initial Premises; or obstruct any passageway, exit, stairway, elevator, shipping platform or truck concourse. TENANT shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition and move all supplies, furniture and equipment as soon as received directly to the Initial Premises and move all such items and waste being taken from the Initial Premises directly to the loading platform designated by LANDLORD at or about the time arranged for removal therefrom. TENANT shall also keep the premises free of vermin and shall not permit any odors to emanate from the Initial Premises.

(viii) TENANT shall not move any safe, vault or other heavy equipment in or out of the Initial Premises except in such a manner and at such time as LANDLORD shall in each instance authorize, not to be unreasonably withheld.

      (ix) TENANT shall not place a load upon the floor area of the Initial Premises exceeding seventy-five (75) pounds per square foot.

      (x) TENANT shall make no material installations, alterations or additions in or to the Initial Premises without LANDLORD'S prior written consent, not to be unreasonably withheld, and then only pursuant to plans and specifications approved by LANDLORD in advance in each instance. TENANT may, with prior written notice to LANDLORD, make non-structural cosmetic changes to Initial Premises which do not exceed $20,000.00 in cost.

      (xi) TENANT shall obey and comply with all rules and regulations promulgated by the LANDLORD pursuant to Section 10.1 hereof, so long as the same are applying in a non-discriminatory manner to all tenants in Building.

5.3  ASSIGNMENT, SUBLETTING
     ----------------------

      TENANT shall not assign, transfer, mortgage or pledge this Lease or sublease (which term shall be deemed to include the granting of concessions and licenses and the like) all or any part of the Initial Premises without first obtaining on each occasion the written consent of LANDLORD, which consent shall not be unreasonably withheld or delayed, or suffer or permit this Lease or the leasehold estate hereby created or any other rights arising under this Lease to be assigned, transferred or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the occupancy of the Initial Premises by anyone other than TENANT. Any attempted assignment, transfer, mortgage, pledge, sublease or other encumbrance made without such written consent shall be void. No assignment, transfer, mortgage, pledge, sublease or other encumbrance shall affect the continuing primary liability of TENANT and no consent to any of the foregoing in a specific instance shall operate as a waiver in any subsequent instance. TENANT may, with written notice to LANDLORD, assign this Lease or sublet all or a portion of the Initial Premises to an entity which (i) controls TENANT, (ii) is controlled by TENANT, (iii) is controlled by the same entity as TENANT,
      (iv) is the successor to TENANT by merger or consolidation.

5.4  EXCESS PAYMENTS
     ---------------

      In the event that the aggregate of all payments received by, or paid to discharge an obligation of, TENANT as a result of any assignment, subletting or permission to use or occupy the Initial Premises, whether or not LANDLORD shall have consented hereto (it being agreed by TENANT that nothing herein contained shall in any way affect the covenant contained herein prohibiting an assignment of subletting of the Initial Premises without LANDLORD'S prior consent), shall exceed the aggregate of all payments less all reasonable and customary transaction costs payable by TENANT hereunder, then TENANT agrees to pay to LANDLORD 50% of the amount of any such excess after the deduction of all reasonable and ordinary transaction costs.

5.5    REPAIRS BY TENANT
       -----------------

       TENANT shall, subject to the provisions by Section 4.1 and Articles 6 and 7, and subject to reasonable wear and tear and any loss or damage from a casualty, at TENANT'S own cost and expense: keep neat and clean and in good order, repair and condition the Initial Premises, including without limitation, all interior glass, windows, walls and doors and the interior of the Initial Premises and all air conditioning, heating, plumbing, electrical, ventilating, lighting and other mechanical equipment within and serving the Initial Premises (other than building standard air conditioning, heating, plumbing and electrical which LANDLORD shall maintain and repair) and all the installations made by TENANT pursuant to
       Article 2 or otherwise, and will make all alterations, improvements, replacements, repairs or renovations to the Initial Premises required by any laws, rules, regulations or requirements of all public authorities or the fire insurance rating association having jurisdiction required as a result of TENANT'S unique use of the Initial Premises, make all repairs and replacements and do all other work necessary for the foregoing purposes and also make at LANDLORD'S request all repairs to and replacements of the items referred to in Section 4.1 and LANDLORD'S property outside the Initial Premises which are necessitated solely by any negligence, fault or omission of TENANT, all of the foregoing repairs and replacements to be at least equal in condition to the original condition of the item repaired or replaced. TENANT shall use reasonable diligence to conserve steam and hot and cold water supplied by LANDLORD.

5.6    PERMITS AND WORKMANSHIP
       -----------------------

       TENANT shall pay when due the entire cost of any work in the Initial Premises undertaken by TENANT so that the Initial Premises shall at all times be free of liens for labor and materials; procure all necessary permits before undertaking such work; do all of such work in a good and workmanlike manner, employing materials of good quality and complying with all governmental requirements; and defend, save harmless and indemnify LANDLORD from all claims, injury, loss or damage to any person or property occasioned by or growing out of such work. TENANT further agrees to employ for such work one or more responsible contractors whose labor will work in harmony with any other labor then working in Prudential Center and to cause such contractors employed by TENANT to carry Workmen's Compensation Insurance in accordance with statutory requirements and Comprehensive Public Liability Insurance covering such contractors on or about the Initial Premises in such reasonable amounts as LANDLORD shall require and to submit certificates evidencing such coverage to LANDLORD prior to the commencement of such work.

5.7  LIENS
     -----
       In the event any mechanic's lien shall at any time be filed against the Initial Premises by reason of work, labor, service or materials performed or furnished to TENANT or to anyone holding the Initial Premises through or under TENANT, TENANT shall forthwith cause the same to be discharged of record by bonding over or otherwise. If TENANT shall fail to cause such lien forthwith to be discharged after being notified of the filing thereof, then, in addition to any other right or remedy of LANDLORD, LANDLORD may, but shall not be obligated to, discharge the same by paying the amount claimed to be due, and the amount so paid by LANDLORD and all costs and expenses, including reasonable attorneys' fees, incurred by LANDLORD in procuring the discharge of such lien, shall be due and payable by TENANT to LANDLORD on the first day of the next following month, with interest thereon at a rate equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) eighteen (18%) percent.

5.8 CONTROL OF INITIAL PREMISES
    ---------------------------

       On the day Tenant's Contractor commences the Work described in Article 2, TENANT shall assume exclusive control of the Initial Premises and all tort liabilities incident to the control or ownership thereof, and defend, save harmless and indemnify LANDLORD from all claims, damage or costs, including attorneys' fees, arising on account of any injury or damage to any person or property including, without limitation, the personal property of TENANT and TENANT'S servants, employees, agents, guests, visitors and licensees, on the Initial Premises, or otherwise resulting from the use or maintenance or occupancy by TENANT or anyone claiming under it of the Initial Premises. Notwithstanding the foregoing, it is understood that TENANT will assume control of the Initial Premises on a floor by floor basis as provided in Schedule 1 and, TENANT shall not have any liability for a floor until TENANT or TENANT'S Contractor assumes control of such floor.

       TENANT further agrees that LANDLORD shall not be responsible or liable to TENANT, or to those claiming by, through or under TENANT for any loss or damage that may be occasioned by or through the acts, omissions, negligence, fault or misconduct of any person other than LANDLORD its agents and employees including, without limitation, persons occupying premises which adjoin or are adjacent to or connect with the Initial Premises or any part of the Building.

       All of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of TENANT and of all persons claiming by, through or under TENANT which, during the continuance of this Lease or any occupancy of the Initial Premises by TENANT or anyone claiming under TENANT, may be on the Initial

      Premises or elsewhere in Prudential Center, shall be at the sole risk and hazard of TENANT, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by LANDLORD.

      Notwithstanding the foregoing provisions, LANDLORD shall in no event be indemnified or held harmless or exonerated from any liability to TENANT or to any other person, for injury, loss, damage, or liability arising from any omission, fault, negligence or other misconduct of LANDLORD within the meaning of the provisions of Massachusetts General Laws, Chapter 186,
      Section 15, as the same are in force at the time of delivery of this Lease.

5.9       (Intentionally left blank)


5.10      (Intentionally left blank)


5.11  TENANT'S STATEMENT
      ------------------

      Tenant agrees from time to time, not more than twice per calendar year, upon not less than fifteen (15) days prior written request by LANDLORD, to execute, acknowledge and deliver to LANDLORD a statement in writing certifying that this lease is unmodified and in full force and effect (or, if there have been any modifications that the same is in full force and effect as modified and stating the modification), the dates to which the Operating Expenses, Rent, and any other rent and charges have been paid, the TENANT has accepted possession of the Initial Premises, no Rent or other charges have been paid more than thirty (30) days in advance, the TENANT (subject to TENANT'S then current knowledge) has no defenses, offsets or counterclaims against its obligations hereunder and whether or not the LANDLORD is in default in the performance of any of its obligations hereunder. Any such statement delivered pursuant to this
      Section 5.11 may be relied upon by any prospective purchaser or mortgagee of the Initial Premises or any prospective assignee of any mortgage of the Initial Premises.

5.12 SURRENDER OF INITIAL PREMISES-REMOVAL OF TRADE FIXTURES
     -------------------------------------------------------

      At the expiration or earlier termination of this Lease, TENANT shall remove all interior stairways (except for the interior stairway between the 18th and 19th Floors)
       and other installations in the Initial Premises made after the Commencement Date (Special Improvements) as LANDLORD shall have indicated at the time LANDLORD approves the plans for such Special Improvements. TENANT shall also remove all moveable fixtures, moveable partitions, personal property and all its signs wherever located and shall surrender all keys to the Initial Premises, Additional Premises and any other space then being leased hereunder, and yield up the same in as good, clean and safe repair, order and condition, reasonable wear and tear excepted. LANDLORD and TENANT, at or prior to the Commencement Date for each respective floor being leased, shall agree on a written list of items in the Initial Premises subject to this provision. Any property not so removed shall be deemed abandoned and may be removed and disposed of by LANDLORD in such manner as LANDLORD shall determine and TENANT shall pay LANDLORD the entire cost and expense incurred by it in effecting such removal and disposition and in making any incidental repairs and replacements to the Initial Premises and Building. TENANT shall further indemnify LANDLORD against all loss, costs, and damage, including attorneys' fees, resulting from TENANT'S failure and delay in surrendering the Initial Premises as above provided.

5.13   PERSONAL PROPERTY TAX
       ---------------------

       TENANT shall pay promptly when due all taxes which may be imposed upon personal property (including, without limitation, fixtures and equipment) in the Initial Premises to whomever assessed, and shall pay all license and similar fees and taxes which may be imposed on the business of TENANT conducted upon the Initial Premises so that such taxes shall not become a charge upon LANDLORD'S property.

5.14   LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS
       ------------------------------------------------

       If TENANT shall at any time default in the performance of any obligation under this Lease, LANDLORD shall have the right (after written notice to TENANT of its intention to do so), but shall not be obligated, to perform such obligation notwithstanding the fact that no specific provision for such substituted performance by LANDLORD is made in this Lease with respect to such default. In performing such obligation, LANDLORD may make any payment of money or perform any other act. LANDLORD agrees to withhold making such payment as long as TENANT is in good faith protesting the payment of such obligation and TENANT further agrees to indemnify and hold LANDLORD harmless from any losses to LANDLORD resulting from such withholding of payment. All sums so paid by LANDLORD and all necessary incidental costs and expenses in connection with the performance of any such act by LANDLORD, shall be payable to LANDLORD immediately on demand, and, if not paid within five (5) days after demand, shall accrue interest at a rate equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) twelve (12%) percent. LANDLORD may exercise the foregoing rights without waiving any other of its rights or releasing TENANT from any of its obligations under this Lease.

                                   ARTICLE 6
                   DAMAGE OR DESTRUCTION BY FIRE OR CASUALTY

6.1    TOTAL OR PARTIAL DESTRUCTION BY FIRE OR OTHERWISE
       -------------------------------------------------

       If the Building is damaged and made substantially untenantable by fire or casualty, whether or not the Initial Premises are damaged, LANDLORD may by written notice to TENANT given within sixty (60) days after such occurrence terminate this Lease, provided LANDLORD terminates the leases of all other tenants similarly situated. Such termination shall be effective as of the date of such damage if the Initial Premises have been made untenantable by said casualty, otherwise as of a date sixty (60) days following the giving of such notice of termination, subject to the option hereby given TENANT to advance said effective date of termination, such option to be exercised by written notice specifying such earlier effective date of termination.

       Unless this Lease is terminated under the foregoing provisions of this
       Section 6.1, if the Initial Premises are made partially or wholly untenantable by fire or casualty, LANDLORD shall use reasonable dispatch to restore that part thereof originally constructed by LANDLORD or any prior owner thereof (including any work described in Article 2) to substantially the condition of such part at the time of such damage, subject, however, to zoning laws and building codes then in force, and only to the extent of insurance proceeds recovered by LANDLORD. LANDLORD shall not be responsible for any delay in the performance of the foregoing obligation which may result from governmental regulations, inability to obtain labor or materials or any other cause beyond LANDLORD'S reasonable control. There shall be a reasonable abatement of Rent and Operating Expenses, parking charges and all other amounts payable under this Lease from the later of the time of any such damage to the Initial Premises or the date the conduct of TENANT'S business at the Initial Premises is substantially impaired as a result of damage to the Building (provided, in the later instance, TENANT has vacated or partially vacated the Initial Premises) until completion of restoration as aforesaid by LANDLORD. Notwithstanding anything to the contrary, in this Article 6, if, within 150 days of the fire or casualty, (i) LANDLORD shall not have completed the restoration or (ii) LANDLORD shall not have sufficiently repaired the damage to the Building and the conduct of TENANT'S business continues to be substantially impaired or the Initial Premises are not reasonably accessible, TENANT shall have the right, by notice to LANDLORD to terminate this lease effective as of the date of the notice.

6.2    DAMAGE WITHIN LAST TWO YEARS
       ----------------------------

       Notwithstanding the foregoing provisions of Section 6.1, if any substantial damage to or destruction of the Initial Premises (i.e. 50% or more of the Initial Premises) shall occur within the last two (2) years of the term, and shall be of such a character that the Initial Premises cannot reasonably be expected to be repaired and restored within one hundred twenty (120) days from such damage or destruction, then either party may elect to terminate this Lease by written notice given to the other party within thirty (30) days after such damage or destruction and in such event this Lease shall terminate as of the date of such damage or destruction.

6.3    APPORTIONMENT
       -------------

       In the event of any termination under the provisions of this Article 6, Rent and other payments shall be apportioned as of the termination date.

                                   ARTICLE 7
                                EMINENT DOMAIN

7.1    ENTIRE OR PARTIAL TAKING
       ------------------------

       If the entire Initial Premises, or such portion thereof as would substantially impair the conduct of TENANT'S business, shall be taken by right of eminent domain, either party may terminate this Lease by written notice given to the other party within thirty (30) days after TENANT has been deprived of possession, such termination to be effective as of the date on which TENANT has been deprived of possession. If the Building or any substantial part thereof, whether or not including the Initial Premises, is taken by right of eminent domain, LANDLORD may terminate this Lease by written notice given to TENANT within thirty (30) days after such taking, such termination to be effective as of the date on which TENANT has been deprived of possession if TENANT has so been deprived, otherwise as of the date specified in such notice which shall be not less than (15) nor more than thirty (30) days after the giving of such notice. Should any part of the Initial Premises be taken and this Lease is not terminated in accordance with the foregoing provisions, LANDLORD covenants and agrees promptly to restore that part of the Initial Premises originally constructed by LANDLORD to an architectural unit as nearly like the condition of such part prior to such taking as shall be practicable, but only to the extent of the condemnation proceeds received by LANDLORD.

7.2    CONDEMNATION AWARD
       ------------------

       LANDLORD shall have, and hereby reserves and excepts, and TENANT hereby grants and assigns to LANDLORD, exclusive rights to recover and retain the award for any taking of or damage done to the Initial Premises or any part thereof (including, without limitation, all such installations made by TENANT under Article 2 or otherwise except for TENANT'S trade fixtures) or the leasehold estate hereby created or to any other premises of LANDLORD over, under and in the vicinity of the Initial Premises. TENANT shall have and LANDLORD hereby grants and assigns to TENANT exclusive rights to recover and retain any amounts which may be specifically awarded to it for any taking or damage by public authority to any of TENANT'S trade fixtures and/or relocation expenses.

7.3    RENT ABATEMENT
       --------------

       In the event of any such taking of the Initial Premises, the Rent or a fair and just proportion thereof according to the nature, duration and extent of the damage sustained, shall be suspended or abated until the Initial Premises or what may remain thereof shall be restored by LANDLORD pursuant to Article 7.1.

7.4    APPORTIONMENT
       -------------

       In the event of any termination under the provision of the Article 7, rent and other payments shall be apportioned as of the termination date.

7.5    EMINENT DOMAIN DEFINED
       ----------------------

       The term "eminent domain" shall include the exercise of any similar governmental power and any purchase or other acquisition by governmental authority in lieu of condemnation.


                                   ARTICLE 8
                                    DEFAULT

8.1    DEFAULT BY TENANT
       -----------------

       If at any time after the date hereof (whether the term of this Lease is then in force or has not yet begun) any of the following shall occur:

               a. TENANT shall be in default in the performance of any of its material obligations set forth in Article 3 continuing for five (5) days after notice from LANDLORD (provided, however, that there shall be no grace period if TENANT has received two (2) notices of default under Article 3 in any twelve (12) month period); or TENANT shall be in default in the performance of any other obligation, or agreement by TENANT set forth herein continuing for ten (10) days after notice from LANDLORD (or if any such default is non-monetary and cannot reasonably be cured within such time period, such period shall be extended for so long as it takes to cure such default as long as TENANT has commenced curing within such time period and thereafter diligently prosecutes the curing of the defect); or

               b. any assignment, trust or other arrangement for the benefit of creditors is made by TENANT; or

               c. the leasehold interest hereunder is taken on execution or is subjected to any lien and such levy or lien is not removed or reasonable security for its removal is not provided, in either case within ten (10) days after such levy or lien becomes effective; or

               d. a petition is filed by TENANT or those claiming through or under TENANT, for adjudication as a bankrupt or for reorganization or an arrangement or for any other relief under the Bankruptcy Reform Act or other federal or state insolvency laws, or, any involuntary petition under any of the provisions of said Act or laws is filed against TENANT or those claiming through or under TENANT and said involuntary petition is not dismissed within ninety (90) days of filing; or

               e. within a period of thirty (30) days after written notice from LANDLORD to TENANT, specifying any other default or defaults in the performance of any other obligation of TENANT, TENANT has not corrected or commenced to correct, to LANDLORD'S reasonable satisfaction, the default or defaults so specified;

       then, in any such case, LANDLORD may lawfully, immediately or at any time thereafter, and without notice or demand subject to applicable law, either enter into and upon the Initial Premises or any part thereof and expel TENANT and those claiming through or under TENANT and remove their goods, effects and fixtures and store them at TENANT'S expense without liability for prosecution or damage thereof or mail a notice of termination to TENANT, and upon such entry or mailing, this Lease and TENANT'S possessions and all rights relating to the Initial Premises shall terminate, cease and be at an end, including all of TENANT'S statutory rights of redemption, said rights being hereby waived by TENANT.

       The failure of LANDLORD at any time to exercise any of its options to forfeit and terminate this Lease in case of a default shall not waive the right of forfeiture or termination of this Lease as herein provided. Any right accruing to LANDLORD hereunder to forfeit or terminate this Lease shall not be waived or defeated except by the written waiver of LANDLORD, and acceptance of rent shall not, in any event, be construed as a waiver.

8.2    LANDLORD'S REMEDIES
       -------------------

       In the event that this Lease is terminated under any of the provisions contained in Section 8.1 or shall be otherwise terminated for breach of any obligation of TENANT, TENANT covenants to pay forthwith to LANDLORD, as compensation, the excess of the total rent reserved for the residue of the term over the rental value of the Initial Premises for said residue of the term. In calculating the rent reserved there shall be included in addition to the Rent and Operating Expenses, the value of all other considerations agreed to be paid or performed by TENANT for said residue.

       TENANT further covenants as an additional and cumulative obligation after any such ending to pay punctually to LANDLORD all the sums and perform all the obligations which TENANT covenants in this Lease to pay and perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by TENANT under the next foregoing covenant TENANT shall be credited with any amount paid to LANDLORD as compensation as in this Section 8.2 provided and also with the net proceeds of any rent obtained by LANDLORD by reletting the Initial Premises, after deducting all LANDLORD'S expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Initial Premises for such reletting.

       In lieu of any other damages or indemnity and in lieu of full recovery by LANDLORD of all sums payable under the provisions of the next preceding paragraph, LANDLORD at any time after such termination and before such full recovery by LANDLORD under the provisions of the next preceding paragraph may, by written notice to TENANT, elect to recover as liquidated damages an amount equal to the aggregate of the annual Rent and Operating Expenses accrued under Article 3 in the twelve (12) months ended next prior to such termination plus the amount of any Rent of any kind accrued and unpaid at the time of termination and less the amount of any recovery by LANDLORD under the provisions of the next preceding paragraph up to the time of payment of such liquidated damages.

                                   ARTICLE 9
                                QUIET ENJOYMENT

       QUIET ENJOYMENT
       ---------------

       LANDLORD covenants that it has full authority to make this Lease for the full term thereof and that TENANT, paying the Rent reserved and performing and observing the agreements and conditions herein on its part to be performed and observed, shall and may during the term hereof peaceably and quietly have, hold and enjoy the Initial Premises, subject, however, to all provisions of this Lease.

                                  ARTICLE 10
                       LANDLORD'S RESERVATION OF RIGHTS

10.1   RIGHTS RESERVED TO LANDLORD
       ---------------------------

       Without limitation of any of the rights LANDLORD would otherwise have and without effecting an eviction or disturbance of TENANT'S use or possession of the Initial Premises or giving rise to any claim or set-off or abatement of rent or assuming any obligation by the reservation or exercise of any such rights, LANDLORD may exercise any and all of the following rights:

               (i) To designate the time, manner and sources of furnishing refuse and garbage collections and further to designate the times and the routes of incoming and outgoing freight and the removal routes of all garbage and refuse.

               (ii) To have passkeys to the Initial Premises to be used only in the event of an emergency and TENANT cannot be located, or pursuant to
          Section 10.2 hereof.

               (iii) At any time or times to decorate and to make, at its own expense, repairs, alterations, additions and improvements, structural or otherwise, in or to the Building or part thereof, and during such operations with reasonable advance written notice to and advance coordination with TENANT to take into and through the Initial Premises or any part of the Building all materials required, and to close or temporarily suspend operation of entrances, doors, corridors, elevators and other facilities. LANDLORD agrees that it will carry out work under this subparagraph so as to keep to a minimum interference with TENANT'S use of the Initial Premises.

               (iv) To modify, alter or relocate facilities utilized in common with other tenants in the Building or Prudential Center.

               (v) To adopt and from time to time amend rules and regulations for the protection and welfare of Prudential Center and for the maintenance of high standards of conduct, safety, care and cleanliness therein, with which TENANT agrees to comply provided they apply to the other office tenants of the Prudential Center. LANDLORD shall not be responsible to TENANT for noncompliance with said rules and regulations by any other occupant of Prudential Center.

               (vi) To install and maintain signs on the exterior of the Building which do not obstruct the windows in the Initial Premises and to install and maintain signs in the interior of the Building outside the Initial Premises.

               (vii) To approve all sources from which TENANT is to obtain sign painting and lettering, ice and mineral or drinking water and vending machines.

               (viii) To require all persons entering or leaving the Building's or the banks of elevators servicing the Building between the hours of 6:00 P.M. and 7:00 A.M. on weekdays, and at all hours on Saturday, Sunday and holidays to identify themselves by signature registration and supporting evidence with the designated representative of LANDLORD if any.

10.2   ACCESS TO INITIAL PREMISES BY LANDLORD
       --------------------------------------

       Without limitation of any other rights which are reserved by or granted to LANDLORD in this Lease or which LANDLORD would otherwise enjoy, LANDLORD and persons authorized by it may on reasonable notice or except in an emergency and at time(s) convenient to TENANT'S business operations enter into the Initial Premises for the purposes of (a) inspecting the same, (b) making timely repairs which LANDLORD is obligated to make under the provisions of this Lease, (c) making repairs to the Initial Premises which TENANT is obligated to make and has failed to make within ten (10) days after written demand subject to Section 5.14 by LANDLORD and performing any other duty which TENANT is obliged to perform by the provisions of this Lease and has failed to perform after like demand (the reasonable cost and expense of which repairs and performance TENANT covenants and agrees to pay upon demand of LANDLORD along with interest thereon from the date of expenditure until payment is made in full at a rate equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) twelve (12%) percent), and (d) performing any acts related to the safety, protection and preservation of the Initial Premises and the Building, subject to the convenience of TENANT except in emergencies. LANDLORD may, during the progress of any work on or in the Initial Premises, keep and store in the Initial Premises all necessary materials, tools and equipment and, except in the event of LANDLORD'S negligence or wilful misconduct, LANDLORD shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage to TENANT by reason of the exercise of any of the aforesaid rights or on account of bringing materials, supplies and equipment into or through the Initial Premises during the course thereof and the obligations of TENANT under this Lease shall not thereby be affected in any manner. The foregoing right of entry does not impose, nor does LANDLORD assume (except as provided in Section 4.1) any responsibility or liability for the repair, maintenance or supervision of the Initial Premises or of any of the fixtures or appurtenances therein contained or therewith connected or of any of TENANT'S property.

10.3   LANDLORD'S SAFETY MEASURES
       --------------------------

       TENANT agrees without any diminution or abatement of Rent to observe and be bound by such safety measures as may directly or indirectly affect the Initial Premises which LANDLORD may take, in connection with the prosecution by LANDLORD of any construction work in or adjacent to Prudential Center, for the safety of the general public, the preservation and protection of Prudential Center and any and all persons having access thereto. It is agreed, however, that pedestrian ingress and egress shall be available at all times during such construction.

10.4   HAZARDOUS SUBSTANCES
       --------------------

       TENANT shall not cause or permit any Hazardous Substances to be used, stored, generated or disposed of on or in the Initial Premises by TENANT, TENANT'S agents, employees or contractors, without first obtaining in each instance, LANDLORD'S written consent. TENANT may, without LANDLORD'S consent, but with written notice to LANDLORD as to amount and location, store and use (for all but minimal quantities of one gallon or less) Hazardous Substances normally used in TENANT'S business operations conducted on the Initial Premises, as long as (a) such operations are within the scope of the uses permitted under this Lease and (b) in doing so, TENANT complies with all provisions of this Section 10.4. Any such use, storage, generation or disposal of Hazardous Substances shall comply with all applicable federal, state and local laws and regulations. If TENANT or TENANT'S agents, employees or contractors use, store, generate or dispose of Hazardous Substances on or in the Initial Premises, or if the Initial Premises become contaminated in any manner for which TENANT is legally liable, TENANT shall indemnify and hold harmless the LANDLORD from any and all claims, damages, fines, judgment, penalties, costs, liabilities or losses arising during or after the term and arising as a result of such contamination by TENANT. This indemnification includes, without limitation, any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal, state or local agency or political subdivision. Without limitation of the foregoing, if TENANT causes or permits the presence of any Hazardous Substance on the Initial Premises and such results in contamination, TENANT shall promptly, at its sole expense, take any and all necessary actions to return the Initial Premises to the condition existing prior to the presence of any such Hazardous Substance on the Initial Premises. Except in the case of an emergency, TENANT shall first obtain LANDLORD'S approval for any such remedial action, which approval shall not be unreasonably withheld or delayed and which, in any event, shall be granted if the regulatory authorities with jurisdiction have approved the proposed remedial action. TENANT shall not have any responsibility or liability (a) for any Hazardous Substance brought upon, generated or disposed of on or from the Initial Premises or Building by any party other than TENANT or TENANT'S agents, employees or contractors, or (b) for any Hazardous Substance on the Initial Premises or Building on or prior to the Commencement Date of the term of this Lease.

       As used herein, "Hazardous Substance" means any substance which is toxic, ignitable, reactive, or corrosive and which is regulated by a local government, the Commonwealth of Massachusetts, or the United States government. "Hazardous Substances" includes any and all material or substances which are defined as "hazardous waste", "extremely hazardous waste" or a "hazardous substance" pursuant to state, federal or local governmental law. "Hazardous Substance" includes but is not restricted to asbestos, polchlorobiphenyls ("PCB's") and petroleum.

       LANDLORD has replaced the asbestos containing fireproofing originally installed in the Initial Premises with non-asbestos containing fireproofing. LANDLORD agrees to provide TENANT advance written notice of any scheduled asbestos abatement work on floors adjacent to the Initial Premises.

       To the best of LANDLORD'S knowledge and belief, LANDLORD represents and warrants to TENANT that (i) no investigative order, settlement, agreement, enforcement order or litigation with respect to Hazardous or Toxic Materials or Substances is proposed, threatened, anticipated or in existence with respect to the Initial Premises or the Building; and (ii) no notice, demand, claim, citation, complaint, request for information or similar communication has been received by LANDLORD with respect to Hazardous or Toxic Materials or Substances in, on, under or at the Building, the Initial Premises or Prudential Center.

       LANDLORD agrees, subject to the provisions of this Lease, to be responsible for the cost of removal and remediation of Hazardous Substances or Toxic Materials or Substances or conditions resulting from the presence or release of the same at the Building, the Initial Premises or Prudential Center to the extent not the responsibility of

       TENANT or any other person, but only to the extent LANDLORD is so required and liable under Applicable Environmental Laws.

10.5   INTERRUPTION OF SERVICE
       -----------------------

       LANDLORD shall not be required to supply any service to the Initial Premises except as expressly stipulated in this Lease and, except in the case of LANDLORD'S negligence or wilful misconduct, LANDLORD shall not be liable under any circumstances for interruption of any service due to accident, to making repairs, alterations or additions, to labor difficulties, to trouble in obtaining fuel, electricity, service or supplies or to any cause beyond LANDLORD'S reasonable control, except to the extent such interruption is the result of LANDLORD'S negligence. Any interruption of services resulting from LANDLORD'S negligence shall entitle TENANT to an equitable abatement of rent commencing on the third business day of such interruption for the remainder of such interruption.

                                  ARTICLE 11
                                   INSURANCE

11.1   INSURANCE
       ---------

       TENANT hereby agrees to indemnify, defend and hold harmless LANDLORD, its subsidiaries, directors, officers, agents and employees from and against any and all damage, loss, liability or expense including but not limited to reasonable attorneys' fees and legal costs suffered by same directly or by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury, including death resulting anytime therefrom, and property damage sustained by such person or persons which arises out of, is occasioned by or in any way attributable to the use or occupancy of the Initial Premises and adjacent areas by the TENANT or otherwise, the acts or omissions of the TENANT, its agents, employees or any contractors brought onto the Initial Premises by the TENANT, or the failure by TENANT to perform, fulfill or observe any obligation or liability of TENANT set forth herein, except that caused by the negligence, acts of omission or fault of LANDLORD or its employees, agents, customers and invitees. Such loss or damage shall include, but not be limited to, any injury or damage to LANDLORD'S personnel (including death resulting anytime therefrom) or premises. TENANT agrees that the obligations assumed herein shall survive this Lease.

11.2 TENANT hereby agrees to maintain in full force and effect at all times during the term of this Lease, at its own expense, for the protection of TENANT and LANDLORD, as their interest may appear, policies of insurance issued by a carrier or carriers licensed to do business in Massachusetts and acceptable to LANDLORD affording the following coverage:

          a)  Worker's Compensation  -  Statutory
              Employer's Liability   -  Not less than $100,000
              Comprehensive General  -  Not less than $1,000,000
              Liability Insurance       Combined Single Limit
              including Blanket,        for both bodily injury
              Contractual Liability,    and property damage
              Broad Form Property

11.3 LANDLORD shall procure and maintain full replacement cost insurance with comprehensive endorsements insuring the Building and all leasehold improvements installed pursuant to Article 2. TENANT shall insure any other leasehold improvements installed by TENANT. LANDLORD shall also procure and maintain commercial general liability insurance.

11.4 The TENANT shall deliver to LANDLORD at least thirty (30) days prior to the time such insurance is first required to be carried by TENANT, Certificates of Insurance evidencing the above coverage. Such Certificates, with the exception of Worker's Compensation, shall name LANDLORD, its subsidiaries, directors, agents and employees, and LANDLORD'S property manager (R.M. Bradley & Company, Inc.), as additional insureds and shall expressly provide that the interest of same therein shall not be affected by any breach by TENANT of any policy provision for which such Certificates evidence coverage. All Certificates shall provide that no less than thirty (30) days prior written notice shall be given LANDLORD in the event of material alteration to or cancellation of the coverages evidenced by such Certificates.

11.5 Upon demand, TENANT shall provide LANDLORD, at TENANT'S expense with such increased amount of insurance coverage, as LANDLORD may require of all other tenants in the Building. Any increase requested by LANDLORD in the amount of TENANT'S insurance shall not exceed the amounts and types of coverages required by Landlords in other first-class high-rise buildings in Boston for similar risks.

11.6 If, on account of the failure of TENANT to comply with the foregoing provisions, LANDLORD is adjudged a co-insurer by its insurance carrier, then any loss or damage LANDLORD shall sustain by reason thereof shall be borne by TENANT and shall be immediately paid by TENANT upon receipt of a bill thereof and evidence of such loss.

11.7 LANDLORD makes no representation that the limits of liability specified to be carried by TENANT under the terms of this Lease are adequate to protect TENANT against TENANT'S undertaking under this Article.

                                   ARTICLE 12
                           MISCELLANEOUS PROVISIONS

12.1   WAIVER OF SUBROGATION
       ---------------------

       The parties agree that all insurance carried by either party with respect to the Initial Premises, whether or not required by this Lease, if it can be so written, shall include provisions which either designate the requesting party as one of the insureds or deny to the insurer acquisition by subrogation of rights of recovery against the requesting party to the extent such rights have been waived by the insured party prior to the occurrence of loss or injury. The requesting party shall be entitled to have duplicates or certificates of any policies containing such provisions. Each party hereby waives any rights of recovery against the other for loss or injury against which the waiving party is protected by insurance containing provisions denying to the insurer acquisition by subrogation of rights of recovery, reserving, however, any rights with respect to any excess of loss or injury over the amount recovered by such insurance. TENANT shall not acquire as insured under any fire or extended coverage insurance on the Initial Premises any right to participate in the adjustment of loss or to receive insurance proceeds and agrees upon request promptly to endorse any checks or other instruments in payment of loss in which TENANT is named as payee.

12.2   SUBORDINATION
       -------------
       This Lease shall at the election of LANDLORD be subject and subordinate to all mortgages which may now or hereafter affect the real estate of which the Initial Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. LANDLORD shall obtain a subordination agreement from any holder of any such mortgage which shall bind and benefit the respective parties and their successors and provide in substance that (i) such holder shall not disturb the possession and other rights of TENANT under this Lease so long as this Lease remains in full force and effect, (ii) in the event of acquisition of title by such holder, through foreclosure proceedings or otherwise, such holder shall accept TENANT as TENANT of the Initial Premises under the terms and conditions of this Lease and shall perform the obligations of LANDLORD hereunder (but only such as accrue while such holder is owner of the Initial Premises), and (iii) TENANT shall recognize such holder or any other person acquiring title to the Initial Premises as LANDLORD. LANDLORD and TENANT agree to execute and deliver any appropriate instruments necessary to carry out the foregoing provisions of this Section 12.2. Any such mortgage to which this Lease shall be subordinate may contain such other terms, provisions and conditions as are usual or customary.


12.3  LANDLORD'S REMEDIES CUMULATIVE
      ------------------------------

      The specific remedies to which LANDLORD may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which LANDLORD may be lawfully entitled in case of any breach or threatened breach by TENANT of any provision of this Lease. The failure of LANDLORD to insist in any one or more cases upon the strict performance of any of the provisions of this Lease or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of such provision or option. Consent, approval or permission by LANDLORD in any instance where required shall not waive or render unnecessary like consent, approval or permission in any subsequent instance. A receipt of rent by LANDLORD or the holder of any mortgage upon the Initial Premises with knowledge of the breach of any obligation of TENANT under this Lease shall not be deemed a waiver of such breach except as to the payment of such rent.

12.4  PARTIAL INVALIDITY
      ------------------

      If any of the terms, provisions or conditions of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease and the application of such term, provision or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each of the other terms, provisions and conditions of this Lease shall be valid and enforceable to the fullest extent permitted by law.

12.5  SUCCESSORS AND ASSIGNS
      ----------------------

      Unless repugnant to the context, the words "LANDLORD" and "TENANT" shall be construed to mean the original parties and their respective successors and assigns and those claiming through or under them respectively. The agreements and conditions contained in this Lease to be performed and observed on the part of TENANT shall be binding upon TENANT and its successors and assigns and shall inure to the benefit of LANDLORD and its successors and assigns, and the agreements and conditions contained in this Lease to be performed and observed on the part of LANDLORD shall be binding upon LANDLORD and its successors and assigns and shall inure to the benefit of TENANT and its permitted successors and assigns. TENANT agrees that at all times on and after the Commencement Date of this Lease the sole liability for performance of all obligations of LANDLORD hereunder shall be that of the owner from time to time of the Initial Premises and that such liability with respect to each owner shall exist only for breaches of such obligations as are committed during the period of its ownership. To the fullest extent permitted by law, TENANT further agrees that Landlord's liability for any negligence, claims, causes of action, damages arising hereunder shall be limited to the value of Landlord's interest in Prudential Center and no other assets of Landlord. The term "owner" shall not include the holder of any mortgage prior to the taking of possession by such holder for the purpose of foreclosure of its mortgage.

       Except as otherwise specifically provided by statute, no recourse shall be made on any of TENANT obligations under this Lease or for any claim based thereon or otherwise in respect thereof against any incorporator of TENANT, subscriber to TENANT'S capital stock, shareholder, employee, agent, officer or director, past, present or future, of any corporation or counsel, which shall be TENANT hereunder of included in the term "Tenant" or any successor of any such corporation, partnership or association, or against any principal, disclosed or undisclosed, of any such corporation, or against any principal, disclosed or undisclosed, of any affiliate of any party which shall be TENANT or included in the term "Tenant", whether directly or indirectly or through TENANT or through any receiver, assignee, agent, trustee in bankruptcy or through any receiver, assignee, agent, trustee in bankruptcy or through any other person, firm or corporation, whether by virtue of any constitution, statute or rule of law or by enforcement of any assessment or penalty or otherwise.

12.6   ARTICLE HEADINGS AND MARGINAL NOTES
       -----------------------------------

       The headings of Articles and marginal notes are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease nor in any way affect it.

12.7   NOTICES
       -------
       Every notice and demand required or permitted to be given under this Lease shall be in writing and deemed to have been duly given when mailed by certified mail, addressed in the case of notice to or demand upon LANDLORD to it at Prudential Center, Boston, MA 02199, attention Boston Realty Group Office with a copy to R.M. Bradley & Co., Inc., Suite 450, Prudential Center, Boston, MA 02199 and in the case of notice to or demand upon TENANT to it at the Initial Premises with a copy to Curt R. Feuer, Esq., Kasseler & Feuer, P.C., 101 Arch Street, Boston, Massachusetts 02110 or to such other address as the party may upon notice to the other request.

12.8   WRITTEN APPROVALS
       -----------------

       Except as provided in Section 5.3, all approvals required of LANDLORD and TENANT under this Lease shall be in writing and shall not be unreasonably withheld or delayed.

12.9   BROKER'S COMMISSION
       -------------------

       TENANT and LANDLORD represent and warrant to each other that they have not directly or indirectly dealt, with respect to the leasing of space in Prudential Center, with any broker other than R.M. Bradley & Co., Inc. and Meredith & Grew Incorporated and covenant and agree to defend, save harmless and indemnify each other against any claims for a commission arising out of the execution and delivery of this Lease or out of any negotiations between LANDLORD and TENANT with respect to the leasing of space within Prudential Center, except that TENANT'S indemnification shall not apply to any claims by R.M. Bradley & Co., Inc. and Meredith & Grew Incorporated, it being understood that LANDLORD shall pay any commissions due such brokers. The indemnification provided in this section shall apply to claims arising out of the acts of the indemnifying party.

12.10  ENTIRE AGREEMENT
       ----------------
       This instrument contains all the agreements made between the parties hereto and may not be modified in any other manner than by instrument in writing executed by the parties or their respective successors in interest.

12.11  SUBMISSION OF LEASE-NO OPTION
       -----------------------------

       The submission of this Lease or a summary of some or all of its provisions for examination does not constitute a reservation of or option for the Initial Premises or an offer of lease.

12.12  MASSACHUSETTS LAW GOVERNS
       -------------------------

       This lease shall be construed in accordance with and governed by the Laws of the Commonwealth of Massachusetts.

12.13  TENANT'S PARKING RIGHTS
       -----------------------

       TENANT may, so long as this lease is in full force and effect, contract with the Prudential Center garage operator for up to sixty-four (64) monthly unassigned parking spaces at such rates as may be charged for unassigned monthly parking spaces from time to time during the term hereof. The rate for such spaces as of January 1, 1995 is $240 per month. TENANT shall be entitled to lease one additional space for each 2,000 RSF of Option Space or other space added to the Initial Premises.

12.14  LEASE SECURITY
       --------------

       Within ten (10) days of the execution of this Lease, TENANT shall deliver to LANDLORD an irrevocable standby letter of credit (the Letter of Credit) in favor of LANDLORD in a face amount equal to 50% of the Lease Transaction Costs for the Initial Premises of this Lease as hereinafter defined. The Letter of Credit must (i) be issued by an institution reasonably acceptable to LANDLORD, (ii) have an initial term of not less than twelve (12) months and (iii) be acceptable in form and substance to LANDLORD. Transaction Costs for the purpose of determining the face amount of the Letter of Credit shall include all costs incurred by LANDLORD in (i) the negotiation and execution of the Lease, and (ii) the preparation of the Initial Premises for TENANT'S use and occupancy, including but not limited to the full Tenant Allowance, real estate brokerage commissions, any unreimbursed costs incurred by Landlord's Contract Manager and attorney's fees specifically incurred in connection with the negotiation and execution of this Lease for the Initial Premises. Based upon Total Tenant Costs (as defined in Section 2) of $55.00 per RSF plus brokerage fees, the Initial Face Amount of the Letter of Credit shall be Four Million Seventy Eight Thousand ($4,078,000.00) Dollars for the Initial Premises. LANDLORD shall provide TENANT with a statement of LANDLORD'S Lease Transaction Costs in reasonable detail as soon as the same are finally determined. If the actual amount of fifty percent (50%) of Landlord's Transaction Costs are determined to be less that Four Million Seventy Eight Thousand ($4,078,000.00) Dollars, then the Letter of Credit shall be reduced to an amount equal to fifty percent (50%) of the Landlord's Transaction Costs. In the event TENANT (i) defaults under any of its obligations which results in a sum of money becoming due to the LANDLORD to cure such default, and/or (ii) fails to deliver to LANDLORD an extension of the Letter of Credit or replacement letter of credit at least thirty (30) days before any expiration date of the Letter of Credit, LANDLORD may, after five (5) days advance written notice to TENANT, draw upon the Letter of Credit (x) for the amount due LANDLORD or (y) in the case of the failure to provide an extension or replacement letter of credit, the face amount of the Letter of Credit. If LANDLORD draws upon the Letter of Credit to recover a sum of money due LANDLORD, TENANT shall, within ten (10) days, cause the amount available under the Letter of Credit to be restored to the amount available prior to LANDLORD'S drawing. In the event LANDLORD draws on the Letter of Credit because of TENANT'S failure to timely provide an extension of or replacement letter of credit, LANDLORD shall thereafter hold the proceeds of the Letter of Credit as a security deposit without any obligation to pay interest thereon or place such proceeds in a segregated account. If LANDLORD thereafter applies any amount of the proceeds of the Letter of Credit to cure a default, TENANT shall, within ten (10) days after notice from LANDLORD of the application of such proceeds, deliver to LANDLORD an amount of money sufficient to restore the balance of the security deposit to that existing before LANDLORD'S application. The face amount of the Letter of Credit shall be reduced by ten (10%) percent each year commencing on the Initial L.C. Reduction Date (as hereinafter defined) and on each anniversary thereof, provided each of the conditions set forth below (L.C. Reduction Conditions) are satisfied at the time of any reduction. The Initial L.C. Reduction Date shall occur within one hundred twenty (120) days after the end of TENANT'S fiscal year occurring at least ten (10) months after the Commencement Date.

The following L.C. Reduction Conditions must be satisfied at the time of any reduction of the Letter of Credit.

     1. The Letter of Credit must not have been previously drawn upon by LANDLORD for any reason.

     2. TENANT must not be in default of any material obligation under the Lease beyond any applicable grace and cure period.

     3. Michael Bronner shall own not less than 60% of the capital stock of TENANT.

     4. TENANT shall have delivered to LANDLORD, within ninety (90) days of the end of TENANT'S fiscal year (1/1 - 12/31) a copy of TENANT'S financial statements for such fiscal year prepared by a nationally recognized certified public accounting firm in accordance with GAAP standards.

     5. LANDLORD shall not have delivered a written notice to TENANT and the issuer of the Letter of Credit within thirty (30) days of receipt of TENANT'S financial statements for such fiscal year that LANDLORD'S Annual Review of TENANT'S financial status is unsatisfactory for the purposes of a Letter of Credit reduction because during the past fiscal year one or more of the following has occurred:

          a. There has been a loss of client contract(s) representing 15% or more of TENANT'S Base Year

          Gross Revenue unless such revenue loss has been replaced by new contracts. For the purpose of this sub-paragraph, Base Year Gross Revenue shall mean TENANT'S revenue from all sources for TENANT'S 1994 fiscal year.

          b. TENANT'S Operating Margin is less than 15% of Gross Revenue. Gross Revenue is defined as all revenue from all sources. Operating Margin is defined as Operating Income divided by gross revenues. Operating Income is defined as net income or loss plus depreciation, interest expenses and Principal's Compensation.

          c. TENANT'S third party debt service expense exceed 10% of TENANT'S net income before Principal's Compensation on an annual basis.

          d. TENANT has failed to maintain unrestricted cash on hand sufficient to meet current liabilities becoming due in any calendar month excluding notes due to shareholders. Notwithstanding the foregoing, distributions or payments to shareholders at the end of TENANT'S fiscal year or otherwise made in anticipation of receipt of receivables within the thirty days following such distribution or payment shall not result in TENANT'S financial status being unsatisfactory for the purpose of a Letter of Credit reduction unless such distributions or payments have resulted in TENANT being in default of its current liabilities during any calendar month of the year being reported on. TENANT shall provide LANDLORD at the end of each fiscal year with a summary report in reasonable detail showing TENANT'S unrestricted cash on hand and current liabilities for each calendar month of such fiscal year.

          e. For the purpose of the foregoing (a-d), all undefined accounting terms shall be determined in accordance with Generally Accepted Accounting Practices.

In any year during the term all the L.C. Reduction Conditions are not satisfied as of the anniversary of the L.C. Reduction Date for such year, the Letter of Credit shall not be reduced in such year. If the Letter of Credit is not reduced in any year, it may be reduced in subsequent year(s) if the L.C. Reduction Conditions are met for such year(s) but, in no event shall the Letter of Credit be reduced by more than 10% in any one year.

      At the end of the fixed term of the Lease, LANDLORD shall return the Letter of Credit or any unapplied proceeds of the Letter of Credit then held by LANDLORD.

12.15 TENANT'S EXTENSION RIGHTS
      -------------------------

      If TENANT is not then in default of its obligations hereunder beyond any applicable grace or cure periods, or if in default, is diligently pursuing the cure of such default TENANT may, by giving LANDLORD twelve (12) months advance written notice to LANDLORD, extend the term of this Lease Agreement for two (2) additional periods of five (5) years each (Extended
      Term) on all terms and conditions hereof, except that the rent shall be 95% of the then current fair market rent. The term the current fair market rent as used herein is intended to take into account all concessions then being offered to tenants in similar transactions in the marketplace. In the event LANDLORD and TENANT cannot agree within six (6) months prior to commencement of either period of the Extended Term as to the amount of rent to be paid, the LANDLORD shall provide TENANT, within fifteen (15) days of the end of such six (6) month period, a written statement setting forth LANDLORD'S position as to the amount of rent for the ensuing period and containing the name of a qualified Broker nominated by LANDLORD to determine the rent. TENANT may, within fifteen (15) days of receipt of LANDLORD'S statement, submit to LANDLORD and the qualified Broker nominated by LANDLORD a written response setting forth TENANT'S position as to the rent to be charged and, if TENANT elects to, the name of a qualified Broker nominated by TENANT, the two qualified Brokers so nominated shall determine the rent within thirty (30) days of the nomination of the second qualified Broker. In the event the two Brokers so named cannot agree upon the rent to be charged within the thirty (30) days period, they shall jointly promptly select a third qualified Broker who shall with the other two qualified Brokers determine the rent within twenty (20) days of the third Broker being named. A decision of any two of the three qualified Brokers so named shall be binding upon the parties. The cost of the two or three qualified Brokers shall be shared equally between LANDLORD and TENANT.

      Qualified Brokers for the purpose of this Section shall mean a licensed Massachusetts Real Estate Broker with at least seven (7) years experience in commercial brokerage in the downtown Boston and Back Bay markets who has been a broker in leases totaling 15,000 RSF in Downtown and Back Bay within two years prior to appointment.

        In the event either TENANT or LANDLORD does not nominate a qualified Broker, the rent shall be determined solely by the other's qualified Broker and the costs of such qualified Broker shall be borne by the party who appointed the qualified Broker.

        During the Extended Term, until determination of the amount of rent, TENANT shall pay rent at the rate including escalations as at end of the then current term subject to adjustment after determination of rent.

12.16   TENANT'S EXPANSION RIGHTS
        -------------------------

        A.   Tenant's Third Year to Expand
             -----------------------------

        TENANT shall have the option, provided TENANT is not in default hereunder beyond any grace or cure period, to add the Fourth Floor of the Building (Third Year Option) to the Initial Premises and Additional Premises at the end of the third year of the initial term hereof. TENANT shall advise LANDLORD in writing, no later than the end of the twenty-fourth month of the term, of TENANT'S exercise of its Third Year Option. If TENANT exercises its Third Year Option, the Third Year Option Floor shall be added to the Initial Premises and Additional Premises no later than January 1, 1999 at the rent set forth on the Lease Cover Sheet and on all the other terms and conditions of the Lease, except that (i) the Tenant Design and Construction Allowance for the Third Year Option Floor shall be twenty ($20.00) per RSF and (ii) the rent for the Third Year Option Floor shall be abated for the first two months to allow for construction.

        B.   Tenant's Fifth Year Option to Expand
             ------------------------------------

        TENANT shall have the option, provided TENANT is not in default hereunder beyond any grace or cure period, to add one additional floor to the Initial Premises at the end of the fifth year (Fifth Year Option) of the initial term. LANDLORD shall notify TENANT in writing no later than the forty-seventh month of the initial term as to the location of the Fifth Year Option Floor which shall be contiguous to another floor then being leased by TENANT. TENANT shall advise LANDLORD, no later than the end of the forty-eighth month, of TENANT'S exercise of its Fifth Year Option. If TENANT exercises its Fifth Year Option, the Fifth Year Option Floor shall be added to the Initial Premises no later than January 1,2001 upon all the terms and conditions of this Lease except the rent and other economic terms of the Lease shall be at then current fair market rates. If LANDLORD and TENANT cannot agree on the fair market rent and other economic terms for the Fifth Year Option Floor within sixty (60) days of TENANT'S exercise of its Fifth Year Option, the then current fair market rent and other economic terms for the Fifth Year Option Floor shall be determined in accordance with the procedure set forth in Section 12.15 for determining the rent during the extended term(s).

        C.   First Offer
             -----------

        Subject to rights of existing tenants listed on Exhibit E, TENANT shall have the right of first offer to lease space becoming available for leasing in the Building during the initial term hereof at then current market rates or rates being offered to third parties if less. LANDLORD shall notify TENANT in writing if and when the space becomes available for leasing including the terms and conditions that the LANDLORD proposes to lease such space at. TENANT shall have thirty (30) days from receipt of LANDLORD'S notice to elect to add all or a portion of such space to the Initial Premises on the terms and conditions contained in LANDLORD'S notice to TENANT. If TENANT fails to advise LANDLORD in writing within such thirty (30) day period of its election to add such space to the Initial Premises, LANDLORD may thereafter lease such space to others on the same or different terms.

        If TENANT exercises any of the foregoing rights to add space as set out in a-c above, LANDLORD and TENANT shall enter into a lease amendment setting forth (i) TENANT'S obligations under Article 3 for all space added to the Initial Premises, (ii) TENANT'S share after such additions and (iii) the date such space is to be added to the Initial Premises.

12.17   EXHIBITS
        --------

        Exhibits AA, A-1-A-3, A-5, A-6, B, C and F are hereby incorporated herein and made a part hereof.

12.18   TENANT'S SIGNAGE RIGHTS
        -----------------------

        LANDLORD shall provide to TENANT, at LANDLORD'S cost and expense, listings on the Building Lobby directory. The number of listings available to TENANT shall be based upon Tenant's Share set forth on the Lease Cover Sheet.

        TENANT may, at TENANT'S cost and expense, install signage within the Initial Premises (not visible from the exterior of the Building) and in the elevator lobbies of all floors fully leased by TENANT. LANDLORD, at LANDLORD'S cost and expense, shall provide TENANT with space on the Tenant Directory for each multitenant floor on which TENANT leases space.

12.19   ADDITIONAL PREMISES
        -------------------

        LANDLORD shall deliver to TENANT no later than September 1,1996, the entire Third Floor of the Building (Additional Premises) consisting of 24,309 RSF in "as is" shell condition as described in Exhibit B and shown on Exhibit A-6, together with the right to run up to a maximum of three (3) 2" cable conduits from the Initial Premises to the Additional Premises at locations designated by LANDLORD without the payment of rents for such conduits. Upon delivery to TENANT, the Additional Premises shall become a part of the space leased to TENANT hereunder subject to all the terms and conditions of this Lease as if the Additional Premises were a part of the Initial Premises, except as hereinafter specified in this Section 12.19, and thereafter the term Initial Premises shall be deemed to include the Additional Premises. LANDLORD shall promptly cause the Additional Premises to be placed in shell condition as specified in Exhibit B. LANDLORD shall make available to TENANT upon the terms specified in
        Article 2 the same Tenant Allowance as was provided for the Initial Premises. The Rent Commencement Date for Fixed Rent specified in Section 3.1(a) and Reimbursement Rent (if any there be) shall be ninety (90) days after the Additional Premises are delivered to TENANT. TENANT'S obligation to reimburse LANDLORD for (i) increased Operating Expenses,
        (ii) Utility Charges determined in the same manner as the 18th Floor of the Initial Premises; and (iii) Real Estate Taxes with respect to the Additional Premises, shall commence on the Rent Commencement Date for the Additional Premises. TENANT shall provide LANDLORD with a Letter of Credit (the Additional Premises L.C.) in an original face amount of $772,000.00. The Additional Premises L.C. shall be subject to all the terms and conditions contained in Section 12.14 except that the Additional Premises L.C. first annual reduction shall commence on the first anniversary of the Additional Premises Rent Commencement Date. Tenant Share shall be increased from 10.44% to 12.42% on the Rent Commencement Date for the Additional Premises.

        IN WITNESS WHEREOF, LANDLORD and TENANT have caused this Lease to be executed by their duly authorized officers and their respective seals to be hereto affixed, the day and year first above written.

                                       THE PRUDENTIAL INSURANCE COMPANY OF
                                       AMERICA

                                       BY: /s/ Robert J. Walsh
                                           -------------------
                                           Vice President

                                       TENANT:
                                       BRONNER SLOSBERG HUMPHREY, INC.


                                       BY: ^^SIGNATURE ILLEGIBLE^^
                                           -----------------------

                                   [Diagram]











                                                 EXHIBIT AA

                                                 PRUDENTIAL CENTER, BOSTON, MASS

                                   [Diagram]











                                                EXHIBIT A-1

                                                BRONNER SLOSBERG HUMPHREY, INC.
                                                18TH FLOOR
                                                THE PRUDENTIAL TOWER BUILDING

                                   [Diagram]











                                                 EXHIBIT A-2

                                                 BRONNER SLOSBERG HUMPHREY, INC.
                                                 19TH FLOOR
                                                 THE PURDENTIAL TOWER BUILDING

                                   [Diagram]











                                                 EXHIBIT A-3

                                                 BRONNER SLOSBERG HUMPHREY, INC.
                                                 20TH FLOOR
                                                 THE PRUDENTIAL TOWER BUILDING

                                   [Diagram]











                                                 EXHIBIT A-4

                                                 BRONNER SLOSBERG HUMPHREY, INC.
                                                 22ND FLOOR
                                                 THE PRUDENTIAL TOWER BUILDING

                                   [Diagram]











                                                 EXHIBIT A-5

                                                 BRONNER SLOSBERG HUMPHREY, INC.
                                                 23RD FLOOR
                                                 THE PRUDENTIAL TOWER BUILDING

                                   [Diagram]






                                                 EXHIBIT A-6

                                                 BRONNER SLOSBERG HUMPHREY, INC.
                                                 3RD FLOOR
                                                 THE PRUDENTIAL TOWER BUILDING

                                   EXHIBIT B
                         DESCRIPTION OF SHELL CONDITION
                         ------------------------------

     The Premises shall be deemed completed "in shell condition" upon LANDLORD'S furnishing and installing the following:

     WINDOWS: Full Floor Tenant -- Delivered with building standard venetian blinds and solar reflective film. Building standard blinds are levelor energy conservation reflective type.

     FLOORS:   Full Floor Tenant -- Delivered in rough condition, ready to accept leveling and fill where appropriate. The floors are cellular type with concrete composite fill on a metal decking. Electrical and telephone closets delivered with rough concrete floor.

     COLUMNS: Full Floor Tenant -- Delivered with unpainted concrete or hard surface fireproofing on interior columns. The exterior columns shall be delivered ready to accept finishes.

     ELEVATOR LOBBIES: Full Floor Tenant -- Passenger and Service Elevator Lobbies - Delivered with rough concrete floor and walls ready for construction.

     HVAC INTERIOR SYSTEMS: Full Floor Tenant -- Delivered with VAV boxes (one pre 5,000 sq. ft. approximate) per floor for Tenant use. Landlord shall provide the main duct take-offs with fire dampers. Tenant work to include all duct work "downstream: of the fire damper.

     HVAC PERIMETER SYSTEM: Full Floor Tenant -- Existing perimeter HVAC induction system shall be maintained. The existing thermostats shall be maintained. Perimeter induction units shall be delivered with covers ready to accept paint with all required insulation in place.

     CEILING: Full Floor Tenant -- Delivered unfinished with exposed non-asbestos containing fire proofing on structural steel and deck of floor above.

     CODE: Full Floor Tenant -- All building core space (excluding Toilet Rooms) will be delivered in compliance with code including, but not limited to A.D.A. and Mass. Architectural Access Board (MABB).

     ELECTRIC: Full Floor Tenant -- Premises to be delivered with primary service utility lines. Electric feeds to be delivered with floor disconnect switch in place. Tenant to be responsible for all electric wiring "downstream" of the floor disconnect switch. All primary feeds and switches to be sized for a maximum power load of 5 Watts/USF of floor space.

     LIFE SAFETY: Full Floor Tenant -- Premises to include, at Landlord's expense, sprinklers and life safety systems to comply with building standard systems. In lieu of the above, Tenant may elect to have Landlord provide a monetary allowance of $1.00/New York USF to be used by the Tenant to install the Life Safety System.

     TOILET ROOMS: Full Floor Tenant -- Tenant to receive $15,000.00 allowance per restroom for ADA MABB compliance and cosmetic upgrades.

     JANITOR'S CLOSET: Full Floor Tenant -- Delivered with tiled floor and utility sink in operating order.

     Landlord and Tenant's representatives shall inspect the Initial Premises prior to the commencement of the Work described in Article 2 of the Lease to verify that the Initial Premises are in the condition described above. To the extent items of work remain to be done to provide the Initial Premises in "Shell Condition" as described above, Landlord will perform such work within thirty
(30) days of the inspection date.

                                   EXHIBIT C
                      ATTACHED TO AND MADE PART OF LEASE
                      DATED       BETWEEN THE PRUDENTIAL
                  INSURANCE COMPANY OF AMERICA, LANDLORD, AND
                        BRONNER SLOSBERG HUMPHREY INC.


     LANDLORD shall furnish at LANDLORD'S own expense the following services:

     (1)   Daily Services (Monday through Friday, holidays excepted):

           a.    Empty wastebaskets and ashtrays in office areas;

           b.    Damp sweep entire tile floor area and vacuum carpet;

           c. Clean toilet rooms, fixtures, mirrors and mop toilet room floors and furnish paper products and soap.

     (2)   Weekly Services

           Dust office area including furniture, tops of files and window sills.

     (3)   Services Every Month

           Spot wash finger markings from door frames and light switch plates.

     (4)   Other Periodic Services

           a. Wash all exterior windows every two months unless weather does not permit the safe use of LANDLORD'S exterior window washing equipment;

           b. Tile floors (other than ceramic tile) will be cleaned of wax and rewaxed three (3) times per year; and

           c.    Clean fluorescent fixtures once a year.

     TENANT may obtain special cleaning services on weekends and holidays at TENANT'S cost and expense by requesting the same of LANDLORD 24 hours in advance. The scope of such service shall be agreed to between LANDLORD and TENANT.

                                   EXHIBIT F
                TENANT'S SHARE OF INCREASED OPERATING EXPENSES
                                TOWER BUILDING
                     ATTACHED TO AND MADE A PART OF LEASE
                      DATED       BETWEEN THE PRUDENTIAL
                    INSURANCE COMPANY OF AMERICA, LANDLORD
                      AND BRONNER SLOSBERG HUMPHREY INC.


I.   DEFINITIONS

     TENANT shall reimburse LANDLORD for Tenant's proportionate share ("Tenant's Share") of increased "Operating Expenses" (as herein defined) in excess of Base Operating Expenses as follows:

I    A.    "Tenant's Share" of the amount of Operating Expenses in excess of
Base Operating Expenses equals 10.44%.

         128.031 r.s.f. (Initial Premises Net Rentable Area)
         ---------------------------------------------------
         1,226,539 s.f. (Building Net Rentable Area)


     B.    Base Operating Expenses equal 1995 Actual Operating Expenses

     C. "Operating Expenses" shall mean any and all costs and expenses adjusted for 100% occupancy [except those listed in subparagraphs (a) through (e) below] actually paid or incurred by LANDLORD in connection with the ownership, management, operating, servicing, and maintenance of the Building, its utility services from the property line to the Building including, without limitation, the cost and expense of the following: salaries, wages, medical, surgical and general welfare and other so-called "fringe" benefits (including group insurance and retirement benefits) for employees of LANDLORD or any contractor of LANDLORD engaged in the cleaning, operation, maintenance or management of the Building, and payroll taxes, and worker's compensation insurance premiums relating thereto, gas, steam, fuel oil, water, sewer rental, electricity (exclusive of Tenants Electrical Usage), utility taxes, rubbish removal, fire, casualty, liability, rent and other insurance carried by LANDLORD, repairs, repainting, replacement, building supplies, uniforms, and cleaning thereof, window cleaning, service contracts with independent contractors for any of the foregoing (including, but not limited to elevator and air conditioning maintenance), commercially reasonable management fees (whether or not paid to any person, firm or corporation having an interest in or under common ownership with LANDLORD or any of the persons, firms or corporations comprising LANDLORD), reasonable legal fees and expenses incurred in connection with any application or proceeding brought for reduction of the assessed valuation of the Building or any part thereof, but only if brought to have the effect of reducing TENANT'S cost, auditing fees and all other costs and expenses actually incurred in connection with the operation, maintenance and management of the Building and an allocated share of the "Center's Common Area Expenses" (as herein defined). Included in the foregoing will be the cost or portion thereof properly allocatable to the property (amortized over such reasonable period as LANDLORD shall determine together with the interest on the unamortized balance as the greater of 10% or the six month Treasury Bill rate for the date upon which funds for the project are committed) of any capital improvements made to the Building by the LANDLORD which result in a reduction of Operating Expenses or made to the Building by the LANDLORD after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building on the date of this Lease. Operating Expenses shall be computed on an accrual basis and shall be determined in reasonable detail in accordance with generally accepted accounting principles consistently applied. They may be incurred directly or by way of reimbursement, and shall include taxes applicable thereto. The following shall be excluded in calculating Operating Expenses:

                 (a) Depreciation or capital expenditures on the Building or any part thereof, except as included above;

                 (b) Expenses incurred directly in leasing or in procuring any tenants, including advertising, promotion, public relations, sales, brokers' commissions, and expenses for tenant alterations or renovating space for new tenants;

                 (c) Amortization and interest on indebtedness;

                 (d) Real estate taxes or payments in lieu of real estate taxes except as provided for in Section 3.4 hereof;

                 (e) The net amount of any insurance proceeds, reimbursements, discounts or allowances received by LANDLORD in connection with those "Operating Expenses" which are included.

                 (f) Also excluded are the following:

                       (i) cost of repairs or replacements incurred by reason of fire or other casualty or by the exercise or the right of eminent domain;

                       (ii)    advertising and promotional expenditures,

                       (iii) legal fees incurred in disputes with tenants, matters in connection with any underlying lease including, but not limited to, the conveyance or financing or refinancing thereof, negotiation of leases with prospective or current tenants, financing or refinancing of mortgages, disputes with mortgagees not caused by TENANT and other legal and auditing fees, other than legal and auditing fees reasonable incurred in connection with the preparation of statements required pursuant to additional rent or rental escalation provisions;

                       (iv) costs incurred in performing work or furnishing services to or for individual tenants (including TENANT) other than work or services of a kind and scope which LANDLORD would be obligated to furnish TENANT without charge if such work were required in the Demised Initial Premises pursuant to applicable law or codes as required by the governmental authority having jurisdiction;

                       (v) the cost incurred by LANDLORD in performing work or furnishing any services to or for a tenant of space in the oBuilding (including TENANT) for which a separate charge is made, including without limitation, the supply of overtime air-conditioning, ventilation and heating at LANDLORD'S cost and expense, regardless of the amount billed or received by LANDLORD for performing such work or furnishing such service;

                       (vi)    franchise and income taxes of LANDLORD;

                       (vii) real estate taxes on land and/or Building to the extent included in this Lease;

                       (viii) the costs of providing overtime heat and air-conditioning to tenants of the Building to the extent that the same are payable by the tenants for whom such services are provided;

                       (ix)    rent under ground leases (if any)

                       (x) all costs incurred in connection with or directly related to the original construction of the Building (as distinguished from operating expenses and the repair, maintenance and operations thereof);

                       (xi) financing and refinancing costs, interest on debt or amortization payments on any mortgage or mortgages, and rental under any ground or underlying lease or leases;

                       (xii)   a bad debt loss, rent loss or any reserves

                       (xiii) all interest or penalties incurred as a result of LANDLORD'S failure to pay any costs or taxes as the same shall become due provided such failure shall not have been caused by TENANT;

                       (xiv) any and all costs associated with the operation of the business of the entity which constitutes LANDLORD; excluded items shall specifically include, but shall not be limited to, formation of the entity, costs of defending any lawsuits with any mortgagee (except as the actions of TENANT may be in issue), costs of selling, syndication, financing, mortgaging or hypothecating any of the LANDLORD'S interest in the Building, costs of any disputes between LANDLORD and its employees (if any) not engaged in the operation of the Building, disputes between LANDLORD and managers of the Building;

                       (xv) (i) costs of printing and decorating for any tenant's space; (ii) the cost of providing overtime heat and air-conditioning to tenants of the Building to the extent that the same are payable by the tenants for whom such services are provided; and (iii) rent under ground leases (if any);

                       (xvi) amounts for which LANDLORD has been reimbursed by insurance proceeds;

                       (xvii) costs incurred in renovating or otherwise improving or decorating or redecorating space for tenants or other occupants in the Building or vacant space in the Building or costs related thereto;

                       (xviii) LANDLORD'S costs of electricity, incremental
                 air-conditioning and other services sold to tenants for which LANDLORD is entitled to be reimbursed by tenants (whether or not actually collected by LANDLORD) as a separate additional charge or rental;

                       (xix) any cost or expense incurred as a result of painting, decorating, carpet shampooing, drapery cleaning and wall washing within the rentable areas of the Building for a specific tenant as opposed to that performed for all tenants or common areas.

     D. "Center's Common Area Expenses" is defined as those costs and expenses incurred for the open areas, public areas and amenities within the Prudential Center which become a cost center to receive expenses deemed by the LANDLORD to be chargeable thereto which are accumulated and prorated against the income-generating elements of the Center by a formula predicated on a rentable area basis consistently applied annually. (The portion chargeable during 1995 to the Building is 30.5%, subject to change as rentable areas may change).

     E. "Calendar Years is defined as any consecutive twelve (12) month period commencing January 1st, provided that LANDLORD, upon written notice to TENANT, may change from time to time to any other consecutive 12-month period, and in that event Tenant's Share of Operating Expenses shall be adjusted pro rata.

II. PAYMENT OF TENANT'S SHARE

     A. LANDLORD shall on or after January 1 in each year give to Tenant a statement of Tenant's Estimated Share of Operating Expenses (Estimate) for the current calendar year. Tenant's Estimated Share of Operating Expenses shall be the product of Tenant's Share times the amount by which LANDLORD'S Estimate of Operating Expenses for the Calendar Year exceed Base Operating Expenses. TENANT shall reimburse LANDLORD monthly with each rent payment an amount equal to 1/12th of Tenant's Estimated Share of Operating Expenses. LANDLORD reserves the right during any year to adjust Tenant's Estimated Share of Operating Expenses in any year to reflect increases of 5% or more by which actual Operating Expenses are exceeding Estimated Operating Expenses.

     B. LANDLORD shall on or before May 1, in each calendar year provide a Statement of Operating Expenses (Statement) for the prior calendar year prepared by an independent Certified Public Accountant which shall show in reasonable detail all items of Operating Expense for the prior year and Tenant's Share of such Operating Expenses with the amount of any difference due to LANDLORD or TENANT between Tenant's Estimated Share of Operating Expenses and Tenant's Share of Operating Expense for such year. The amount of any difference due TENANT shall accompany the Statement when delivered to TENANT. TENANT shall reimburse LANDLORD the amount of any difference due LANDLORD within thirty (30) days of receipt of LANDLORD'S Statement.

     C. If any part of the original lease term or any extended lease term is less than a calendar year, the TENANT shall reimburse LANDLORD for Tenant's Share of Operating Expenses due in accordance with this
           Section II hereof as the number of days of the term or extended term contained in a calendar year bears to 365 days.

     D. Upon expiration or termination of the Lease or extensions thereof, all reimbursements due under this Exhibit shall become due coincident with rent payments due LANDLORD for the last month of the lease term or any extended term thereof.

     E. LANDLORD shall notify TENANT of any adjustment of Tenant's Share upon expiration or termination of Lease which shall be an estimate, computed by LANDLORD based upon the most recent figures available to and prepared by LANDLORD. LANDLORD shall notify TENANT after the end of the calendar year of any overpayment or underpayment resulting from such calculation of the Tenant's Share of Operating Expenses and TENANT and LANDLORD shall within thirty (30) days of receipt of said notice make appropriate payment to adjust overpayment or underpayment previously made.

     F. TENANTS obligation to reimburse LANDLORD for Tenant's Share of Operating Expenses under this Exhibit and LANDLORD'S and TENANT'S obligation to make adjustments referred to above shall survive expiration or termination of this Lease.

III. AVAILABILITY OF RECORDS

     A. Within thirty (30) days after receipt by TENANT of LANDLORD'S Statement of Operating Expenses, TENANT may notify LANDLORD in writing of any cost items for which TENANT requests to see supporting data. Promptly upon receipt of such notice, LANDLORD will make available to TENANT or its agents for examination, at such place in Metropolitan Boston as LANDLORD may reasonably designate, at TENANT'S expense, such appropriate accounting books and records of LANDLORD as shall relate to the items so designated by TENANT. TENANT shall cause all information so obtained to be held in strict confidence. Notwithstanding the giving of said notice, TENANT shall make payment of all amounts indicated in LANDLORD'S Estimate or Statement within thirty (30) days of said notice.

           At any time within sixty (60) days after LANDLORD'S accounting books and records relating to the designated cost items shall have been made available to TENANT as aforesaid, TENANT may dispute in writing any specific, significant (i.e., having an effect of an increase of over 5%) item or items included by LANDLORD. If such dispute is not amicably settled between LANDLORD and TENANT within thirty (30) days after TENANT'S notice thereof, either party may during the next succeeding thirty (30) days (upon written notice to the other party accompanied by a copy of its letter of submission setting forth the items of dispute) refer such disputed item or items to an independent, nationally-recognized Certified Public Accounting firm (to be selected by LANDLORD and to be other than the firm that issued the certification of Estimate or Statement) for decision and the decision of such accounting firm shall be conclusive and binding upon LANDLORD and

          TENANT. The expenses involved in such determination shall be borne by the party against whom a decision is rendered by said accounting firm provided that if more than one item is disputed and a decision shall be rendered against each party in respect to any item or number of items so disputed, then the expenses shall be apportioned according to the amounts decided against each party. Within thirty (30) days after the rendering of such decision, LANDLORD shall make any adjustments required thereby to the Estimate or Statement.

                                   EXHIBIT G
                   TO LEASE BETWEEN THE PRUDENTIAL INSURANCE
                            COMPANY OF AMERICA AND
                        BRONNER SLOSBERG HUMPHREY, INC.


ARTICLE 1 - Definitions
-----------------------

     a. The term "Owner" shall designate The Prudential Insurance Company of America, Prudential Center, Boston, Mass. 02199.

     b. The term "Bradley" shall designate R.M. Bradley & Co., Inc. Manager for Prudential Center Boston, Mass. 02199. Bradley's contact is Donald Campbell, (617)-236-3302.

     c. The term "Contractor" shall designate the person, firm, or corporation named as such in the Agreement to construct the improvements on the 18th, 19th, 20th, 21st, 22nd and 23rd Floors of Prudential Tower for Bronner Slosberg Humphrey, Inc. (Tenant). The term "Contractors" refers to the several separate firms performing work under separate contracts.

     d. The term "Architect" shall designate Elkus/Manfredi and the term "Engineer" shall designate R.G. Vanderweil.

     e. Whenever in the Specifications or on the Drawings the words "as required," "satisfactory," and work of like import are used with reference to the work or its performance and without further qualification they shall mean as approved as directed, as required by Bradley and Engineer and acceptable, satisfactory, etc., to Bradley. The term "approved" or "approval" means written approval of Engineer and Bradley.

     f.   The term Tenant shall mean Bronner Slosberg Humphrey, Inc.

     g. The term Work shall mean all work involved in preparing the Initial Premises as defined in the Lease to be performed by Tenant's Contractor.

     h. The term Contract shall mean the contract between Tenant and Contractor.

ARTICLE 2 - PERFORMANCE BOND
----------------------------

          Bradley reserves the right to ask for a Performance and Materials Bond to the full value of the work.

ARTICLE 3 - PAYMENT
-------------------

     a. Prior to the first Requisition for Payment on account of the Contract, the Contractor shall file with Bradley for approval, a complete schedule, (hereinafter referred to as the "Schedule of Values"), showing the value of the various portions of the Work in detail. Each subdivision or classification of the Work shall be identified by letter or code number with particular reference to each individual section of the Specifications and the Contractor shall append a schedule of the names, addresses (and whether individual, partnership or corporation) of each Subcontractor and Subordinate Subcontractor who is to perform all or any portion of each subdivision. The said Schedule of Values when approved by Bradley shall be used for computing the amounts of the various partial payments and in requisitioning any payment on account.

     b. Provided all the conditions of the Contract have been complied with by the Contractor, Bradley each month within twenty-one (21) days after receipt of the requisition for payment shall make payment on account of the Contract based on the approved Schedule of Values, not to exceed 90% of the value of the labor and materials incorporated in the work as estimated by Bradley up to the first day of that month less the aggregate of previous payments. Each requisition for payment will be approved in writing by the Architect and Tenant or its authorized representative.

     c. The final payment (the 10% retainage) shall become due within forty-three (43) days after completion of the work, provided the work be then fully completed and the Contract fully performed. Upon receipt of the Contractor's written notice that the work is ready for final inspection and acceptance, Bradley and Tenant or its authorized representative will make inspection and when they find the work acceptable under the Contract, and the Contract fully performed, Tenant will issue a final letter over his signature stating that the work performed as provided for in the Contract has been completed and is accepted by him under the terms and conditions thereof, and that the entire balance, found to be due the Contractor and noted in said final letter, is due and payable. However, before submission of the final requisition, the Contractor shall submit such guarantees and warranties as are required by the terms of the Contract and further prior to the requisition for final payment, the Contractor shall also deliver to Bradley, in form satisfactory to Bradley, a release of all claims and an affidavit that his labor, materialmen, and his subcontractors, if any, have been fully paid and that any and all indebtedness of any kind connected with the work has been paid.

     d. Bradley may withhold, or on account of subsequently discovered evidence, nullify the whole or a part of any certificate to such extent as may be necessary to protect the Owner and Bradley from loss on account of:

          1.   Defective work not remedied.

          2. Claims filed on reasonable evidence indicating probable filing of claims.

          3. Failure of the Contractor to make payments properly to Subcontractors or for material or labor.

          4. A reasonable doubt that the Contract can be completed for the balance then paid.

          5.   Damage to another Contractor.

          6. Defaults of the Contractor in the performance of the terms and/or conditions of the Contract, or in the performance of any such terms and/or conditions.

ARTICLE 4 - FILING
------------------

     a. To prevent mechanics' or materialmen's liens from attaching to the premises where the work is to be performed, the Contractor covenants and agrees to look only to the financial responsibility of Bradley for the payments due under the Contract and shall not file or record the Contract or notice thereof in the office of the Register of Deeds in which the job site is located or any other place permitted by law and further covenants and agrees to bind by Contract each subcontractor and each materialman with whom the Contractor enters into a written agreement not to file or record such subcontract or notice thereof as aforementioned.

     b. If any subcontractor or materialman or laborer shall file in the Suffolk County Land Registration office a stop notice, notice of intention, lien or other instrument indicating that the said person has claimed, or intends to claim, a lien on the premises, then and in any of such events, before requisition shall be payable, Bradley may, at its sole discretion, require the Contractor to furnish to Bradley a waiver or release from such person claiming a lien or filing an intention to claim a lien releasing Bradley for all claims for work performed or materials furnished, as the case may be, up to the date of the requisition for which payment is requested. Bradley may further require the Contractor to have any such notice of intention, stop notice or lien discharge or record before any such requisition shall be payable. If any of the aforesaid shall be filed subsequent to final payment, the Contractor shall, at its sole cost, discharge the same forthwith on notice from Bradley.

ARTICLE 5 - LABOR
-----------------

     a. The Contractor, in order to avoid labor disputes, shall employ such labor as will, to the satisfaction of Bradley, work in harmony with other individuals employed by Bradley and shall not use materials or means which might cause strikes or other disputes by any person employed in or about the Owner's buildings. A sufficient force of skilled workmen, acceptable to Bradley shall be employed on this work at all times.

ARTICLE 6 - COMPLIANCE WITH BRADLEY'S BUSINESS OPERATIONS
---------------------------------------------------------

     a. The business of Bradley and the numerous tenants will be carried on in the buildings during the usual business hours of the day. All work must be accomplished in such a manner so as not to interfere with these operations.

     b. In view of the fact that this building is in operation with all floors occupied, the Contractor should keep this in mind when planning their operations.

     c. The Contractor shall instruct all his subcontractors and employees; that they are not to wander through the building and are to confine their activities strictly to the working area, the elevator car and toilet room designated for their use and the specific storage area assigned by Bradley.

     d. As soon as possible after the award of the contract, the Contractor, shall prepare a schedule of construction procedure and receive approval of same from Engineer before actually commencing work at the Building.

     e. No signs or advertisements will be allowed on the job site. No photographs of the work shall be taken without prior approval from Bradley.

ARTICLE 7 - SCAFFOLDING, TOOLS, AND PROTECTION
----------------------------------------------

     a. The Contractor shall provide all scaffolding, tools, rigging and other appurtenances for the proper execution of the Contract and, also, erect and properly maintain at all times all necessary fences, hang-out warning and danger lights or signs and take all other necessary precautions for the protection of all persons, property and the work.

     b. The Contractor shall be held responsible for any and all damage to all portions of the building, inside and outside, due to the execution of his work and must make good any and all damage without expense to the Owner or Bradley.

     c. Special care shall be given to avoid danger from fire. The Contractor shall report to Bradley and to the Prudential Building Security Office, before starting any operation involving welding or burning.

ARTICLE 8 - CONFINEMENT OF APPARATUS AND LIMITS OF WORK
-------------------------------------------------------

     a. The Contractor shall confine all apparatus, the storage of materials and operations of workmen to limits indicated by law, ordinances, permits or directions of Engineer and shall not unreasonably encumber the area of work with materials. To this end, every portion must be protected and the protection maintained while the work is being carried on. The Contractor shall not unduly interfere with pedestrian and vehicular movements, and shall keep the limit of operations within a minimal area. The area of work, at all times, must be kept clean of rubbish and surplus materials, tools and debris of every description must be removed and the area of work at all points be left "broom clean". The Contractor shall not load, or permit any part of the structure to be loaded, with a weight that will endanger its safety.

ARTICLE 9 - INTENTIONALLY OMITTED
---------------------------------


ARTICLE 10 - OBSERVATION BY ARCHITECT/ENGINEER & BRADLEY

          It is understood and agreed by and between the parties hereto that the quality of work and materials included in the Contract shall be subject to the approval of Engineer and Bradley's decision as to the true construction and meaning of all drawings and specifications shall be final. It is also understood and agreed by and between the parties that such additional drawings and explanations as may be necessary to detail and illustrate the work to be done are to be furnished by Engineer. Contractor shall conform to and abide by the same so far as they may be consistent with the purpose and intent of the original drawings and specifications.

ARTICLE 11 - CONTRACTOR'S SUPERVISION

          The Contractor shall keep on the project during the progress of the work, a competent superintendent and any necessary assistants, who are familiar with the type of work being done and are satisfactory to Bradley and Engineer. The superintendent shall represent the Contractor in his absence and all directions given to him shall be as binding as if given to the Contractor.

ARTICLE 12 - INSPECTION
-----------------------

          The Contractor shall provide sufficient, safe and proper facilities at all times for the inspection of the work by Engineer or Bradley or their authorized representatives. He shall, within twenty-four (24) hours after receiving written notice from Engineer to such effect, proceed to remove from the grounds or buildings all materials condemned by Bradley whether worked or unworked. He shall also take down all portions of that work which Bradley or Engineer shall, by similar written notice, condemn as unsound or improper, or which in any way fails to conform with the Drawings and Specifications. The Contractor shall make good on all work damaged or destroyed thereby, at no additional cost to Bradley.

ARTICLE 13 - INTENTIONALLY OMITTED
----------------------------------


ARTICLE 14 - INTENTIONALLY OMITTED
----------------------------------


ARTICLE 15 - BRADLEY'S RIGHT TO DO WORK
---------------------------------------

          If the Contractor shall fail to perform or complete the work in the manner herein required, whereby damage or injury may result to person or property, do or fail to do anything whereby safety or proper construction may be endangered or fail to adhere to the progress schedule established for said Work, either because of lack of sufficient material, personnel, or otherwise, or if Contractor shall breach any covenant, condition, or warrant of the Contract, Contractor shall be deemed to be in default. If any such breach of performance is not cured with three (3) days after receipt of written notice from Bradley, Bradley at its sole option, without prejudice to any other rights or remedies which it may have, may take any one or more of the following actions:

          1. It may deem said default to be a substantial breach of this Contract and require Contractor, its employees, and materials and equipment to be removed from the premises;

          2. It may require Tenant to employ another contractor to complete the Work;

          3. It may, without taking over the Work, furnish or cause to be furnished the necessary materials and workers to assist Contractor.

     In the event that Bradley takes any or all of the above steps, Contractor shall reimburse Bradley for the cost of completing the Work. At Bradley's option, Bradley may deduct the cost thereof from payments then or hereafter due the Contractor.

ARTICLE 16 - LIABILITY FOR DELAY
--------------------------------

     a. The Contractor agrees that, if he shall delay the progress of the work so as to cause loss for which Bradley shall become liable, then the Contractor shall reimburse Bradley for such loss.

ARTICLE 17 - INSURANCE AND INDEMNITY AGAINST CLAIMS
---------------------------------------------------

     a. The Contractor agrees to indemnify the owner and Bradley against alleged claims or demands for damages arising from accidents to employees of either party hereto or to the public, or from claims or alleged claims of damage to the property of owner or to adjoining property caused directly or indirectly by said contractor, by any of his subcontractors or by anyone directly or indirectly employed by either of them in connection with the performance of the Contract.

          The Contractor shall, for the mutual protection and benefit of both Bradley and Contract work procure, pay for and maintain in full force and effect, at all times during the performance of the work and until final acceptance of the work, policies of insurance issued by a responsible carrier or carriers acceptable to Bradley.

     b. Before commencement of work, the Contractor shall furnish Bradley with a certificate of insurance evidencing coverage for:

          1.   Worker's Compensation - Statutory.

          2.   Employer's Liability - $250,000.00.

          3. Comprehensive General Liability - including Independent Contractors' and Owners' Protective, Broad Form Contractual, Broad Form Property Damage, Personal Injury, Completed Operations and Products coverages (which shall provide for a period of two years after final completion and acceptance of the work by Bradley and deletion if any exclusion pertaining to explosion, collapse, and underground property damage hazards; in limits of not less than $5,000,000 combined single limit per occurrence.

          4. Comprehensive Automobile liability including Owned Non-Owned and Hired Car coverages in limits of at least: $1,00,000 combined single limit for both bodily injury and property damage.

     c. Contractor hereby agrees to deliver to Bradley with ten (10) days of the date hereof and prior to any equipment or personnel being brought onto Owner's premises in accordance with the terms of this agreement, Certificates of Insurance evidencing the above coverages with limits not less than those specified above. Such Certificates, with the exception of Worker's Compensation, shall name the Prudential Insurance Company of America, and R.M. Bradley & Co., Inc., its subsidiaries directors, officers, agents, and employees as additional insureds and shall expressly provide that the interest of same therein shall not be affected by any breach by Contractor of any policy provision for which such Certificates evidence coverage.

          The aforesaid insurance policies shall contain a provision reading substantially as follows: "The insurance company hereby agrees that it will give R.M. Bradley & Co., Inc., Prudential Tower, Suite 450, 800 Boylston Street, Prudential Center, Boston, Massachusetts 02199 at least thirty (30) days prior written notice of any material change in or cancellation of any of the coverage shown in this certificate."

     d. Contractor hereby agrees to indemnify and hold harmless, Owner, Bradley its subsidiaries, directors, officers, agents, and employees from and against any and all damage, loss, liability or expense including, but not limited to attorneys fees and legal costs suffered by same directly or by reason of any claim, suit, or judgement brought by or in favor of any person or persons for damage, loss, or expense due to, but not limited to bodily injury, including death resulting anytime therefrom, and property damage sustained by such person or persons which arises out of, is occasioned by or in any way attributable to the services contracted for herein or otherwise, the acts or omissions of Contractor, its agents, employees, or subcontractors. Such damage, loss, or expense shall include but not be limited to, any injury or damage to Owner and Bradley's personnel or premises. Contractor agrees that the obligations assumed herein shall survive this agreement.

     e. Contractor hereby agrees that it is Contractor's responsibility to require and document (to the satisfaction of Bradley) that each subcontractor acquire and maintain insurance of the type and in the amounts specified above, with the exception of the Comprehensive General Liability coverage which shall be at least $2,000,000 combined single limit.

     f. Bradley shall on behalf of the owner, during the process of the Work, maintain and pay for "all risk" property insurance on same. Such insurance shall cover all Work incorporated in the Project and all materials or equipment on or about the premises intended for permanent use in the Project or incidental to construction thereof and included in the total cost of the Project. If the Contractor desires any other insurance beyond that provided by Bradley, he may obtain and pay for same. The Contractor shall be wholly responsible for the safe storage and protection of all materials (except that covered by said all risk insurance), tools, equipment, and machinery until work installed is accepted by Bradley and such materials, tools, equipment, and machinery are removed from the premises.

ARTICLE 18 - ROYALTIES AND LICENSE FEES
---------------------------------------

          The Contractor shall pay all royalties and license fees. The Contractor shall defend all suits or claims for infringement of any patent rights and shall hold Bradley and Engineer harmless from loss on account thereof.

ARTICLE 19 - COMPLIANCE WITH LAWS AND ORDINANCES
------------------------------------------------

     a. The Contractor shall give all notices and comply with all laws, ordinance rules and regulations bearing on the conduct of the work as drawn and specified. If the Contractor observes that the drawings and specifications are at variance therewith, the Contractor shall promptly notify Engineer and Bradley in writing and any necessary changes shall be adjusted as provided in the Contract for changes in the work. If the ordinances, rules and regulations, and without such notice to Engineer and Bradley, the Contractor shall bear all costs arising therefrom.

     b. Licenses, inspections, and certificates related to the work shall be secured by the Contractor, at his sole expense.

     c. Building permits will be obtained and paid for by the contractor. Upon completion of the work, the Contractor shall secure and present to owner a certificate of occupancy from the Inspection Department.

ARTICLE 20 - REMOVAL OF VIOLATIONS
----------------------------------

          The Contractor shall, at the Contractor's own expense, remove any and all violations relating to the work specified herein which may be placed against the property.

ARTICLE 21 - RIGHT TO LET OTHER CONTRACTS
-----------------------------------------

     a. Bradley reserves the right to let other contracts for work joined to or connected with the work hereinabove mentioned. The Contractor shall afford other contractors reasonable opportunity for the introduction and storage of their materials and execution of their work and shall properly connect and coordinate all work with theirs.

     b. If any part of the contractor's work depends for proper execution of results upon the work or any other contractor, the Contractor shall inspect and promptly report to Bradley any defects in such work that render it unsuitable for such proper execution and results. The Contractor's failure to so inspect and report shall constitute an acceptance of the other contractor's work as fit and proper for the reception of this Contractor's work, except as to defects which may develop in the other Contractor's work, except as to defects which may develop in the other Contractor's work after the execution of this Contractor's work.

     c. To insure the proper execution of subsequent work, the Contractor shall measure work already in place and shall at once report to Bradley's representative any discrepancy between the executed work and the drawings.

ARTICLE 22 - SUBCONTRACTORS
---------------------------

          The Contractor shall, as soon as practical after the execution of this agreement, notify Bradley in writing of the names of all subcontractors proposed for the work. The Contractor shall not employ any subcontractor without Bradley's prior written approval. Each subcontractor shall agree to be bound by the Agreement, the General Conditions, the Drawings and the Specifications of the Contract.

ARTICLE 23 - SHOP DRAWINGS
--------------------------

     a. The Contractor shall at his expense prepare and submit to Engineer for approval all sketches, layouts, detail drawings, and any other drawings of any kind as may be required by the Specifications or as may be required in amplification of the Contract Drawings of all which are hereinafter referred to as "Shop Drawings."

     b. Contractor shall receive directly all Shop Drawings prepared by Subcontractors and prior to submission to Engineer thoroughly check all Shop Drawings for complete dimensional accuracy and to insure that work contiguous with and having bearing on the work shown on the Shop Drawings is accurately and clearly shown and that all work complies with the Contract. Shop Drawings, at the time of submission to Engineer, shall bear evidence that they have been checked and approved by the Contractor. Any drawings submitted out of accord with this procedure will not be processed for approval but, rather, will be returned to the Contractor for checking.

     c. All Shop Drawings shall be submitted by the Contractor to Engineer and Bradley for approval. Submit two black line prints and one reproducible print of all Shop Drawings.

     d. No Shop Drawing shall be used at the job site for construction purposes unless it is stamped "APPROVED" OR "APPROVED AS NOTED" by the Contractor and Bradley and Engineer

ARTICLE 24 - ASSIGNMENTS
------------------------

          The Contractor shall not assign the Contract, or sublet it as whole without written consent of Bradley, nor shall the Contractor assign any monies due or to become due hereunder without previous written consent of Bradley.

ARTICLE 25 - TAXES
------------------

          The Contractor shall pay and include in his firm lump-sum all applicable local, state, federal, and other taxes in connection with his work, including "Social Security,""Unemployment Insurance," and "Sales" or "Use" taxes for materials and equipment only. The Contractor shall furnish Bradley the cost for labor and services upon which the Massachusetts sales tax apply.

ARTICLE 26 - INTENTIONALLY OMITTED
----------------------------------


ARTICLE 27 - OSHA
-----------------

          Occupational Safety and Health Act 1970 - The Contractor shall comply, and shall bind any subcontractor who enters the Owner's premises, to comply with the Occupational Safety and Health Act of 1970 and all regulations and standards issued pursuant thereto. The Contractor agrees, and shall bind any such subcontractor to agree, to indemnify and save harmless Bradley for any loss, damage, fine, penalty, or expense whatsoever that bradley may suffer as a result of the failure of the Contractor or its subcontractors to comply with the requirements of the Act or any regulations and standards issued pursuant thereto.

ARTICLE 28 - EQUAL FACILITIES
-----------------------------

          Before any award of a contract by Bradley the Contractor shall submit to Bradley in the form approved by the Director of the Office of Federal Contract

          Compliance, U.S. Department of Labor, a certification that the prospective Contractor does not and will not maintain any facilities he provides for his employees in a segregated manner, or permit his employees to perform their services at any location, under his control, where segregated facilities are maintained, and that he will obtain a similar certification from each subcontractor prior to the award of each nonexempt subcontract.

ARTICLE 29 - TEMPORARY SERVICES
-------------------------------

     a. Bradley shall furnish, at no cost to the Contractor, the actual electric A.C. current and the water required for the work of the Contract. Point of supply shall be designated by Engineer.

     b. Contractor shall provide and maintain all temporary electric light and power requirements and all temporary water connection, valves, hose, and shutoffs. All temporary facilities installed by the Contractor shall be removed by the Contractor at completion of job.

     c. Contractor shall provide and maintain in place and operation all existing service pipes, conduits and other services which are to remain and shall immediately restore all such service if damaged.

ARTICLE 30 - WEATHER PROTECTION
-------------------------------

          Contractor shall provide and maintain weather protection necessary to protect all parts of the building and its contents from damage from the elements.

ARTICLE 31 - HOUSEKEEPING - CLEAN UP
------------------------------------

     a. The Contractor shall, at his expense, keep the premises at all times free from accumulations of waste materials or rubbish caused by his employees or work and, at the completion of the work, he shall remove all his rubbish from and about the building and all his tools, scaffolding and surplus materials and shall leave his work "broom clean" or its equivalent, unless more exactly specified. In case of dispute, Bradley may remove the rubbish and charge the cost to the Contractor, as Bradley's representative shall determine to be just.

     b. The Contractor shall, at his expense, restore to operating condition any sewers, drains, and other facilities which have been used by the Contractor. All temporary construction and facilities shall be removed at the completion of the construction or when directed by Bradley's representative.

     c. The Contractor shall, at his expense, make provision to remove rubbish from the job site, including adjacent sidewalks, as it accumulates so that the entire job site is in a clean condition at all times.

     d. The Contractor shall, at his expense, clean and remove debris from all areas where trades requiring clean premises shall begin work or start operations.

     e. The Contractor shall, at his expense, install barriers and/or dust proof partitions where required by Bradley.

     f. Containers are to be located conveniently for disposal of cigarettes and cigar butts.

ARTICLE 32 - CERTIFICATES
-------------------------

          It is further mutually agreed between the parties hereto that no certification given or payment made under this Contract, except the final certificate or final payment, shall be conclusive evidence of the performance of this Contract, either wholly or in part, and that no payment or certificate shall be construed to be an acceptance of defective work or improper materials.

ARTICLE 33 - GUARANTEE
----------------------

     a. Besides the guarantees required elsewhere, the Contractor shall guarantee the Work for one (1) year from the date of final payment and acceptance and in the form required by Bradley in writing. All special guarantees required by the Contract Documents shall also be in writing and in the forms required by Bradley, delivered to Bradley before final payment is made. All Subcontractors and Subordinate Subcontractors guarantees herein specified shall be underwritten by the Contractor, who shall obtain and deliver same to Bradley before the Work will be deemed finished and accepted.

     b. The Contractor shall at his expense, upon demand of Bradley, correct any defect appearing during the period of the guarantee; it being required that all work be in perfect condition when the period of guarantee has elapsed.

ARTICLE 34 - CUTTING, FITTING, AND PATCHING
-------------------------------------------

          The Contractor shall verify all conditions and dimensions at the site and shall do all cutting, fitting, or patching of the work that may be required to make its several parts come together properly and fit to receive or be received by work, of other contractors, if any shown upon or reasonably, implied by, the drawings and specifications for the completed project, and the contractor shall make good after such other contractor, if any, as Engineer may direct.

ARTICLE 35 - LIFE SAFETY SYSTEM
-------------------------------

     a. The contractor's work, welding, burning, grinding, etc., may cause detectors to activate and automatically summon the Fire Department, causing disruptions, and a possible false alarm fine.

     b. Two working day's notice is required to disarm the system. Contractors are required to obtain a permit and the services of a Boston Fireman when burning, welding, etc.

                                  SCHEDULE 1

                     BRONNER SLOSBERG HUMPHREY, INC. LEASE

The Initial Premises will be delivered to the Tenant in shell condition as follows:

     18th Floor          July 15, 1995

     19th Floor          July 15, 1995

     20th Floor          Upon Lease Execution

     22nd Floor          Upon Lease Execution

     23rd Floor          Upon Lease Execution

                                  SCHEDULE 2

                          TOWER BUILDING HVAC SYSTEM

The Prudential Tower is a fifty-two story office building heated and air conditioned by constant and variable volume air handling systems. The building is divided into sections by floors. Each of these sections consists of ten floors that are served by a mechanical equipment floor. Located on these floors are the various pumps, air handling equipment and control systems necessary to condition building air and deliver it to the occupied floors of the Tower. The 12th, 21st, 31st, and 41st mechanical equipment floors service floors 3 through 18, 19 through 28, 29 through 38, through 49 respectively.

The northwest, northeast, southeast, and southwest quadrants of the building makeup the interior zones. Each of the four zones is serviced by a supply fan that delivers conditioned air through a system of ducting to ceiling diffusers on the occupied floors. The area above the suspended ceiling on each of the floors serves as a plenum from which a return fan in the mechanical room removes air from the space and through a system of ducts, and returns it to the supply fans for conditioning and redistribution. Return air is distributed to both interior and perimeter fan systems.

The north, east, south, and west sides of the building makeup the four perimeter zones for each of the building sections. A supply fan delivers conditioned air through a system of ducts to induction units installed at the windows. Air emitted from induction unit nozzles induces a flow of ambient air through a heating/cooling coil which then mixes with the conditioned supply air.

The interior and perimeter air handling systems function to clean, and cool the air during the summer. In winter the air is cleaned and heated. Filters in the fans and lint screens at perimeter induction units and return air inlets remove entrained dust from the circulating air. The result is clean conditioned air.

A 3500 - ton chilled water plant supplies primary chilled water to fan systems and to secondary water systems on the mechanical floors for cooling. The chilled water system is split into low-rise and high-rise sub-systems. The low-rise serves floors 18 and below from fan pump units on the sub-basement, basement, and 12th floor mechanical equipment rooms. The high-rise serves floors above 18 from fan pump units on the 21st, 31st, 41st, and 51st floor mechanical equipment rooms. The main chilled water plant is located in the sub-basement mechanical equipment room.

A secondary water system delivers heated or chilled water, depending on seasonal requirements to perimeter induction unit coils. Ambient and fresh Air is heated or cooled as it passes over these coils. The flow of secondary water to the coils is regulated by pneumatically operated thermostats which serve to satisfy space temperature requirements.

1.   One complete air change every 9 minutes of operation.

2. Minimum outside makeup 10 percent, maximum 90 percent, annualized average 40 percent.

3.   Temperature target 72 degrees year around.

4. After business hours hvac available at $150/hr for floor 19, 20, 22 and 23, floor 18 emanates from different equipment therefore it will be sold separately, also at $150/hr.

5. Occupied space is adequately pressurized to prevent infiltration of air (odor etc.) from elevator shaftways, and other floors or service areas.

section, the rent and other economic terms shall be determined in the manner provided for in Section 12.15 of the Lease. Space being added to the Premises pursuant to this section shall be delivered in shell condition.

     6. Electric Reimbursement
        ----------------------

     TENANT shall reimburse LANDLORD monthly in arrears for the cost of electricity used in the First Amendment Spaces in the same manner as the charge for electrical service is determined and paid for the 18th Floor of the Initial Premises.

     7. TENANT Improvements
        -------------------

     LANDLORD will deliver the First Amendment space in shell condition with the Common Areas of the Fifth (5th) Floor repainted. In addition, LANDLORD will provide TENANT with a Tenant Improvement Allowance for the First Amendment Spaces equal to $32.50 per RSF to be used for defraying the costs of Tenant Improvements, moving allowance and other costs in connection with the First Amendment Spaces. The TENANT Improvement Allowance will be paid in cash with thirty (30) days of full execution of this Amendment.

     In the event TENANT'S cost of preparing the First Amendment Spaces for TENANT'S use and occupancy exceeds the Tenant Improvement Allowance, LANDLORD agrees, upon receipt of invoices in reasonable detail demonstrating the amount of such excess, to increase the amount of the Tenant Improvement Allowance (Excess Tenant Improvement Allowance) to an amount equal to TENANT'S costs of preparing the First Amendment Spaces provided, however, that the Excess Tenant Improvement Allowance shall not exceed $45.00 per RSF under any circumstances. TENANT shall reimburse LANDLORD for the amount, if any, of the Excess Tenant Improvement Allowance by the payment Reimbursement Rent throughout the term sufficient to amortize the Excess Tenant Improvement Allowance with an interest factor of 10%. LANDLORD AND TENANT agree to enter into a lease amendment specifying the amount of Reimbursement Rent when amount of Excess Tenant Improvement allowance is known but no later than sixty days after completion of the Tenant Improvements. Payments of Reimbursement Rent shall be paid monthly as provided in Section 3.1 of the Lease. All work in connection with the Tenant Improvements shall be performed in a good and workmanlike manner in compliance with all applicable law and regulations as provided in the Lease.

     8. Parking
        -------

     As provided in the Lease, TENANT shall be entitled to lease, at then current monthly rates, one parking space from the Prudential Center garage operator for each 2,000 RSF of space leased pursuant to this amendment. The rate for monthly parking spaces as of January 1, 1996 is $260.00 per month.

     9.  Additional Lease Security
         -------------------------

     In accordance with Section 12.14 of the Lease, TENANT has delivered to Landlord an irrevocable standby letter of credit (the Letter of Credit in the original face amount of Four Million Seventy Eight Thousand and 00/100 ($4,078,000.00) Dollars to secure, amongst other obligations of TENANT under the Lease, a portion of the Lease Transaction Costs incurred by Landlord in connection with the Initial Premises. Section 12.14 also provides in part for the yearly reductions of the Letter of Credit subject to the conditions contained in Section 12.14.

     Landlord and TENANT agree that Landlord may utilize the Letter of Credit as additional security for TENANT's obligations with respect to up to fifty percent (50%) of the Transaction Costs to be incurred by Landlord for the First Amendment Spaces. In order to provide Landlord with sufficient additional security for the Transaction Costs for the First Amendment Spaces while preserving Landlord's security for the Initial Premises, Landlord and TENANT agree that the Letter of Credit reduction procedures in Section 12.14 are hereby amended to provide that, in lieu of the annual ten percent (10%) reductions scheduled to commence in the first quarter of calendar 1997, provided the L.C. Reduction Conditions have been satisfied, the Letter of Credit shall be reduced in each year starting one year after the Initial Letter of Credit Reduction Date specified in Section 12.14 (the Amended Initial Letter of Credit Reduction Date) provided in each instance in the L.C. Reduction Conditions have been satisfied by the amount shown for each applicable lease year indicated on the schedule set forth in Exhibit LCR attached to and made a part of this Amendment. Exhibit LCR as currently calculated assumes Transaction Costs (i.e. Tenant Improvement Allowance and Brokerage Fees) equal to $40.67 per RSF. If the Transaction Costs for the First Amendment Spaces exceed $40.67, the parties agree that Exhibit LCR will have to be recalculated as a part of the lease amendment referred to in the second paragraph of Section 7 hereof.

     TENANT understands that the exercise of its future expansion rights may require a further modification of the terms regarding the reduction of the Letter of Credit and or an increase in the Letter of Credit to secure a portion of Transaction Cost for such space incurred by Landlord.

II.  Initial Premises Reimbursement Rent Use of First Amendment

     Background
     ----------

     When Landlord and TENANT entered into the Lease, Landlord granted TENANT a Tenant Improvement Allowance of $45.00 per rentable square foot (RFS) for the preparation of the Premises leased for TENANT's use and occupancy. The actual construction costs for the preparation of the Initial Premises leased exceeded the Tenant Improvement Allowance. Article 2 of the Lease provides that any excess Tenant Improvement costs up to a cap of $55.00 per RSF would be amortized over the term of the rate of $.16 per RSF for $1.00 per RSF of costs in excess of $45.00 per RSF. Landlord has paid $10.00 per RSF in excess of the Tenant Improvement Allowance in the preparation of the Initial Premises leased for Tenant's use and occupancy.

     1. TENANT acknowledges and agrees that the rent payable under the Lease will be increased $204,849.60 per year to reimburse Landlord for the cost incurred in preparing the Initial Premises leased by TENANT. Effective July 1, 1996, the monthly rent payable for the premises leased will be increased by $17,070.80 per month (Monthly Reimbursement Rent for the Initial Premises) to amortize the excess Tenant Improvements as provided in the Lease.

     2. The lease term commenced December 15, 1995 and will expire on November 30, 2005.

     3. TENANT shall reimburse Landlord, within thirty (30) days of Landlord's invoice, for the Monthly Reimbursement Rent for the Initial Premises for the period from the Commencement Date through April 30, 1996.

III. Terms
     -----

     Terms used herein shall have the same meaning as provided in the Lease unless otherwise indicated.

     Except as herein modified and amended, the Lease is ratified and affirmed.

     Executed this 21 day of June, 1996


                                        LANDLORD:
                                        THE PRUDENTIAL INSURANCE COMPANY
                                        OF AMERICA

                                        By:  /s/ David Raszmann
                                           ---------------------------------

                                        TENANT:
                                        BRONNER SLOSBERG HUMPHREY, INC.

                                        By: /s/ [SIGNATURE ILLEGIBLE]^^
                                           ---------------------------------

                                  EXHIBIT F-1

                TENANT'S SHARE OF INCREASED OPERATING EXPENSES
                                TOWER BUILDING
                        ATTACHED TO AN]) MADE A PART OF
                         THE FIRST AMENDMENT OF LEASE
                            BETWEEN THE PRUDENTIAL
                    INSURANCE COMPANY OF AMERICA. LANDLORD
                      AND BRONNER SLOSBERG HUMPHREY, INC.


I.   Definitions

     TENANT shall reimburse LANDLORD for Tenant's proportionate share ("Tenant's Share") of increased "Operating Expenses" (as herein defined) in excess of Base Operating Expenses as follows:

I. A. "Tenant's Share" of the amount of Operating Expenses in excess of Base Operating Expenses for the First Amendment Spaces equals 1.44%.

       17,668   r.s.f. (Premises Net Rentable Area)
       --------------------------------------------
       1,226,539 s.f. (Building Net Rentable Area)


     B.   Base Operating Expenses equal 1996 Actual Operating Expenses

     C. "Operating Expenses" shall mean any and all costs and expenses adjusted for 100% occupancy [except those listed in subparagraphs (a) through (e) below] actually paid or incurred by LANDLORD in connection with the ownership, management, operating, servicing, and maintenance of the Building, its utility services from the property line to the Building including, without limitation, the cost and expense of the following: salaries, wages, medical, surgical and general welfare and other so-called "fringe" benefits (including group insurance and retirement benefits) for employees of LANDLORD or any contractor of LANDLORD engaged in the cleaning, operation, maintenance or management of the Building, and payroll taxes, and worker's compensation insurance premiums relating thereto, gas, steam, fuel oil, water, sewer rental, electricity (exclusive of Tenants Electrical Usage), utility taxes, rubbish removal, fire, casualty, liability, rent and other insurance carried by LANDLORD, repairs, repainting, replacement, building supplies, uniforms, and cleaning thereof, window cleaning, service contracts with independent contractors for any of the foregoing (including, but not limited to elevator and air conditioning maintenance), management fees (whether or not paid to any person, firm or corporation having an interest in or under common ownership with LANDLORD or any of the persons, firms or corporations comprising -LANDLORD), legal fees and expenses incurred in connection with any application or proceeding brought for reduction of the assessed valuation of the

          Building or any part thereof, but only if brought to have the effect of reducing TENANT'S cost, auditing fees and all other costs and expenses actually incurred in connection with the operation, maintenance and management of the Building and an allocated share of the "Center's Common Area Expenses" (as herein defined). Included in the foregoing will be the cost or portion thereof properly allocatable to the property (amortized over such reasonable period as LANDLORD shall determine together with the interest on the unamortized balance as the greater of 10% or the six month Treasury Bill rate for the date upon which funds for the project are committed) of any capital improvements made to the Building by the LANDLORD which result in appropriate reduction of Operating Expenses or made to the Building by the LANDLORD after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building on the date of this Lease. Operating Expenses shall be computed on an accrual basis and shall be determined in reasonable detail in accordance with generally accepted accounting principles consistently applied. They may be incurred directly or by way of reimbursement, and shall include taxes applicable thereto. The following shall be excluded in calculating Operating Expenses:

               (a) Depreciation or capital expenditures on the Building or any part thereof, except as included above;

               (b) Expenses incurred directly in leasing or in procuring any tenants, including advertising, promotion, public relations, sales, brokers' commissions, and expenses for tenant alterations or renovating space for new tenants;

               (c) Amortization and interest on indebtedness;

               (d) Real estate taxes or payments in lieu of real estate taxes except as provided for in Section 3.4 hereof;

               (e) The net amount of any insurance proceeds, reimbursements, discounts or allowances received by LANDLORD in connection with those "Operating Expenses" which are included.

               (f) Also excluded are the following:

                   (i) cost of repairs or replacements incurred by reason of fire or other casualty or by the exercise or the right of eminent domain;

                   (ii)  advertising and promotional expenditures;

                   (iii) legal fees incurred in disputes with tenants, matters in connection with any underlying lease including, but not limited to, the conveyance or financing or refinancing thereof, negotiation of leases with prospective or current tenants, financing or refinancing of mortgagees, disputes with mortgagees not caused by TENANT and other legal and auditing fees, other than legal and auditing fees reasonable incurred in connection with the preparation of statements required pursuant to additional rent or rental escalation provisions;

                    (iv) costs incurred in performing work or furnishing services to or for individual tenants (including TENANT) other than work or services of a kind and scope which LANDLORD would be obligated to furnish TENANT without charge if such work were required in the Demised Premises pursuant to applicable law or codes as required by the governmental authority having jurisdiction;

                    (v) the cost incurred by LANDLORD in performing work or furnishing any services to or for a tenant of space in the 0 Building (including TENANT) for which a separate charge is made, including without limitation, the supply of overtime air-conditioning, ventilation and heating at LANDLORD'S cost and expense, regardless of the amount billed or received by LANDLORD for performing such work or furnishing such service;

                    (vi)   franchise and income taxes of LANDLORD;

                    (vii) real estate taxes on land and/or Building to the extent included in this Lease;

                    (viii) the costs of providing overtime heat and air-
               conditioning to tenants of the Building to the extent that the same are payable by the tenants for whom such services are provided;

                    (ix)   rent under ground leases (if any)

                    (x) all costs incurred in connection with or directly related to the original construction of the Building (as distinguished from operating expenses and the repair, maintenance and operations thereof);

                    (xi) financing and refinancing costs, interest on debt or amortization payments on any mortgage or mortgages, and rental under any ground or underlying lease or leases;

                    (xii)  a bad debt loss, rent loss or any reserves

                    (xiii) All interest or penalties incurred as a result of
               LANDLORD'S failure to pay any costs or taxes as the same shall become due provided such failure shall not have been caused by TENANT;

                    (xiv) any and all costs associated with the operation of the business of the entity which constitutes LANDLORD; excluded items shall specifically include, but shall not be limited to, formation of the entity, costs of defending any lawsuits with any mortgagee (except as the actions of TENANT may be in issue), costs of selling, syndication, financing, mortgaging or hypothecating any of the LANDLORD'S interest in the Building, costs of any disputes between LANDLORD and its employees (if any) not engaged in the operation of the Building, disputes between LANDLORD and managers of the Building;

                    (xv) (i) costs of printing and decorating for any tenant's space; (ii) the cost of providing overtime heat and air-conditioning to tenants of the Building to the extent that the same are payable by the tenants for whom such services are provided; and (iii) rent under ground leases (if any);

                    (xvi) amounts for which LANDLORD has been reimbursed by insurance proceeds;

                    (xvii) costs incurred in renovating or otherwise improving or decorating or redecorating space for tenants or other occupants in the Building or vacant space in the Building or costs related thereto;

                    (xviii) LANDLORD'S costs of electricity, incremental air-
               conditioning and other services sold to tenants for which LANDLORD is entitled to be reimbursed by tenants (whether or not actually collected by LANDLORD) as a separate additional charge or rental;

                    (xix) any cost or expense incurred as a result of painting, decorating, carpet shampooing, drapery cleaning and wall washing within the rentable areas of the Building for a specific tenant as opposed to that performed for all tenants or common areas.

D. "Center's Common Area Expenses" is defined as those costs and expenses incurred for the open areas, public areas and amenities within the Prudential Center which become a cost center to receive expenses deemed by the LANDLORD to be chargeable thereto which are accumulated and prorated against the income-generating elements of the Center by a formula predicated on a rentable area basis consistently applied annually. (The portion chargeable during 1995 to the Building is 30.5%, subject to change as rentable areas may change).

E. "Calendar Year" is defined as any consecutive twelve (12) month period commencing January 1st, provided that LANDLORD, upon written notice to TENANT, may change from time to time to any other consecutive 12-month period, and in that event Tenant's Share of Operating Expenses shall be adjusted pro rata.

II.  PAYMENT OF TENANT'S SHARE

     A. LANDLORD shall on or after January 1 in each year give to Tenant a statement of Tenant's Estimated Share of Operating Expenses (Estimate) for the current calendar year. Tenant's Estimated Share of Operating Expenses shall be the product of Tenant's Share times the amount by which LANDLORD'S Estimate of Operating Expenses for the Calendar Year exceed Base Operating Expenses. TENANT shall reimburse LANDLORD monthly with each rent payment an amount equal to 1/12th of Tenant's Estimated Share of Operating Expenses. LANDLORD reserves the right during any year to adjust Tenant's Estimated Share of Operating Expenses in any year to reflect increases of 5% or more by which actual Operating Expenses are exceeding Estimated Operating Expenses.

     B. LANDLORD shall on or before May 1, in each calendar year provide a Statement of Operating Expenses (Statement) for the prior calendar year prepared by an independent Certified Public Accountant which shall show in reasonable detail all items of Operating Expense for the prior year and Tenant's Share of such Operating Expenses with the amount of any difference due to LANDLORD or TENANT between Tenant's Estimated Share of Operating Expenses and Tenant's Share of Operating Expense for such year. The amount of any difference due TENANT shall accompany the Statement when delivered to TENANT. TENANT shall reimburse LANDLORD the amount of any difference due LANDLORD within thirty (30) days of receipt of LANDLORD'S Statement.

     C. If any part of the original lease term or any extended lease term is less than a calendar year, the TENANT shall reimburse LANDLORD for Tenant's Share of Operating Expenses due in accordance with this
          Section II hereof as the number of days of the term or extended term contained in a calendar year bears to 365 days.

     D. Upon expiration or termination of the Lease or extensions thereof, all reimbursements due under this Exhibit shall become due coincident with rent payments due LANDLORD for the last month of the lease term or any extended term thereof.

     E. LANDLORD shall notify TENANT of any adjustment of Tenant's Share upon expiration or termination of Lease which shall be an estimate, computed by LANDLORD based upon the most recent figures available to and prepared by LANDLORD. LANDLORD shall notify TENANT after the end of the calendar year of any overpayment or underpayment resulting from such calculation of the Tenant's Share of Operating Expenses and TENANT and LANDLORD shall within thirty (30) days of receipt of said notice make appropriate payment to adjust overpayment or underpayment previously made. F. TENANT'S obligation to reimburse LANDLORD for Tenant's Share of Operating Expenses under this Exhibit and LANDLORD'S and TENANT'S

     F. TENANT'S obligation to reimburse LANDLORD for Tenant's share of operating expenses under this Exhibit and LANDLORDS and TENANT'S obligation to make adjustments referred to above shall survive expiration or termination of this Lease.


III. AVAILABILITY OF RECORDS

     A. Within thirty (30) days after receipt by TENANT of LANDLORD'S Statement of Operating Expenses, TENANT may notify LANDLORD in writing of any cost items for which TENANT requests to see supporting data. Promptly upon receipt of such notice, LANDLORD will make available to TENANT or its agents for examination, at such place in Metropolitan Boston as LANDLORD may reasonably designate, at TENANT'S expense, such appropriate accounting books and records of LANDLORD as shall relate to the items so designated by TENANT. TENANT shall cause all information so obtained to be held in strict confidence. Notwithstanding the giving of said notice, TENANT shall make payment of all amounts indicated in LANDLORD'S Estimate or Statement within thirty (30) days of said notice.

          At any time within sixty (60) days after LANDLORD'S accounting books and records relating to the designated cost items shall have been made available to TENANT as aforesaid, TENANT may dispute in writing any specific, significant (i.e., having an effect of an increase of over 5%) item or items included by LANDLORD. If such dispute is not amicably settled between LANDLORD and TENANT within thirty (30) days after TENANT'S notice thereof, either party may during the next succeeding thirty (30) days (upon written notice to the other party accompanied by a copy of its letter of submission setting forth the items of dispute) refer such disputed item or items to an independent, nationally-recognized Certified Public Accounting firm (to be selected by LANDLORD and to be other than the firm that issued the certification of Estimate or Statement) for decision and the decision of such accounting firm shall be conclusive and binding upon LANDLORD and TENANT. The expenses involved in such determination shall be borne by the party against whom a decision is rendered by said accounting firm provided that if more than one item is disputed and a decision shall be rendered against each party in respect to any item or number of items so disputed, then the expenses shall be apportioned according to the amounts decided against each party. Within thirty (30) days after the rendering of such decision, LANDLORD shall make any adjustments required thereby to the Estimate or Statement.

                           SECOND AMENDMENT OF LEASE

     Reference is made to that certain lease dated May 31, 1995, as amended by a First Amendment of Lease ("First Amendment") dated June 21, 1996, by and between The Prudential Insurance Company of America, as Landlord, and Bronner, Slosberg, Humphrey, Inc., as Tenant, leasing space in Prudential Tower, Boston, Massachusetts, collectively hereinafter the "Lease".

     Background. The Lease provides in paragraph number 7 of the First
     ----------
Amendment, that Tenant may exceed its Tenant Allowance of $32.50 per RSF to a maximum of $45.00 per RFS with the excess above $32.50 to be amortized with interest at 10% as Reimbursement Rent as provided for in Sections 2 and 3.1(b) of the Lease. Tenant has spent $45.00 per RSF for Tenant Improvements on the First Amendment Spaces on the Fifth Floor of the Building. Landlord and Tenant desire to further amend the Lease to provide for the payment of Reimbursement Rent to amortize the $12.50 per RSF excess in Tenant Allowance for the First Amendment Spaces.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, Landlord and Tenant agree that the Lease is hereby further amended as follows:

     1. Tenant agrees to pay commencing in September, 1996 and monthly thereafter throughout and including November, 2005, the sum of $3,074.38 as Reimbursement Rent for the First Amendment Spaces. The payment of Reimbursement Rent for the First Amendment Spaces shall be made in the same manner and at the same time as in Section 3 of the Lease. Attached hereto as Schedule 1 is a summary of the payments of Reimbursement Rent for the 5th Floor (First Amendment Spaces).

     2. Defined terms used herein shall have the meaning specified in the Lease.

     3.   Except as herein amended, the Lease is ratified and affirmed.

Executed as of September 1, 1996.

LANDLORD
--------

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


By: /s/ David Raszmann
   -------------------
   David Raszmann
   Vice President


TENANT:
------

BRONNER, SLOSBERG, HUMPHREY, INC.

BY: /s/ [ILLEGIBLE] ^^
   ------------------------------

                           THIRD AMENDMENT OF LEASE
                           ------------------------


     Reference is made to that certain lease dated May 31, 1995 by and between The Prudential Insurance Company of America as LANDLORD and Bronner Slosberg Humphrey, Inc., as TENANT, as amended by a First Amendment of Lease dated June 21, 1996, and a Second Amendment of Lease executed as of September 1, 1996, collectively hereinafter the Lease.

     WHEREAS, LANDLORD and TENANT mutually desire to further amend the Lease to add additional space (the Third Amendment Space) to the Premises.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, LANDLORD and TENANT agree that the Lease is amended as follows:

     I. The Lease is hereby amended to add the Twenty-Fifth Floor and Twenty-Sixth Floor (collectively the Third Amendment Space) to the Premises.

          A. TWENTY-FIFTH FLOOR
             ------------------

             1.   Effective March 1, 1997, (Twenty-Fifth Floor Commencement
                  Date) the entire Twenty-Fifth Floor of the Building consisting of approximately 25,676 RSF is added to the Premises on all the terms and conditions of the Lease except as provided herein.

             2.   The rent for the Twenty-Fifth Floor shall be as follows:

                  March 1, 1997 - November 30, 2000 at the rate of $30.00 per RSF; $770,280.00 per year, monthly payment $64,190.00.00
                  December 1, 2000 - November 30, 2005 at the rate of $33.00 per RSF, $847,308.00 per year, monthly payment $70,609.00

             3. All rent shall be paid monthly as provided in the Lease, in addition to the rent currently provided for in the Lease.

          B. TWENTY-SIXTH FLOOR
             ------------------

             1.   Effective September 1, 1997, (Twenty-Sixth Floor Commencement
                  Date) the entire Twenty-Sixth Floor of the Building consisting of approximately 25, 676 RSF is added to the Premises on all terms and conditions of the Lease except as provided herein.

             2.   Rent for the Twenty-Sixth Floor shall be as follows:

                  September 1, 1997 - November 30, 2000 at the rate of $30.00 per RSF $770,280.00 per year, monthly payment $64,190.00 December 1, 2000 - November 30, 2005 - at 33.00 per RSF, $847,308.00 per year, monthly payment $70,609.00

             3. All rent shall be paid monthly as provided in the Lease, in addition to the rent then currently provided for in the Lease.

             4. Tenant has advised Landlord that depending on Tenant's space needs, Tenant may sublease all or part of the Twenty-Sixth Floor. Landlord agrees that it will process any request for a sublease in a timely fashion in accordance with the terms of the Lease.

          C.

             1.   OPERATING EXPENSES. R.E. TAXES AND ELECTRICAL CHANGES
                  ---------------------------------- ------------------

                  Commencing on January 1, 1998, TENANT shall reimburse LANDLORD for Increased Expenses and increased Real Estate taxes for the Third Amendment Space in excess of the Operating Expenses incurred by Landlord in 1997 and the Real Estate taxes paid in 1997 as provided in Section 3.2 of the Lease as modified herein and Exhibit F-3 attached. The budgeted Operating Expenses and Real Estate taxes for 1996 are $8.25 per RSF and $4.75 per RSF respectively.

             2.   SHARE
                  -----

                  Tenant's share with respect to Third Amendment Space consisting of a total of 51,352 RSF will be 4.19%.

             3.   ELECTRIC REIMBURSEMENT
                  ----------------------

                  TENANT shall pay directly to Boston Edison Company or other provider of electrical service to the Third Amendment Space the cost for electricity used in the Third Amendment Space for lighting and office receptacles.

          D. TENANT IMPROVEMENTS
             -------------------

             1. LANDLORD will deliver the Third Amendment Space in shell condition. LANDLORD shall perform the work specified in Exhibit B attached prior to the Commencement Dates for the respective floors. In addition, LANDLORD will provide TENANT with a Tenant Improvement Allowance for the Third Amendment Space equal to $45.00 per RSF to be used for defraying the costs of tenant design construction and related expenses in connection with the Third Amendment Space. LANDLORD'S contribution to the Tenant allowance shall be limited to a combined total for both floors of $2,310,840.00 (Total Tenant Improvement Allowance). The Tenant Improvement Allowance for each floor will be paid in cash within thirty (30) days of Landlord's receipt of invoices in reasonable detail for the Tenant Improvements. Tenant may allocate the amount of the Total Tenant Improvement Allowance between the Twenty-Fifth Floor and the Twenty-Sixth Floor as it sees fit, provided in no event will less than thirty two and 50/100 ($32.50) dollars per RSF be spent on either floor.

             2. In the event TENANT'S cost of preparing the Third Amendment Space for TENANT'S use and occupancy exceeds the Tenant Improvement Allowance, LANDLORD agrees, upon receipt of invoices in reasonable detail demonstrating the amount of such excess, to increase the amount of the Tenant Improvement Allowance (Excess Tenant Improvement Allowance) to an amount equal to TENANT'S costs of preparing the Third Amendment Space provided, however, that the total amount of Tenant Improvement Allowance and Excess Tenant Improvement Allowance shall not exceed $55.00 per RSF under any circumstances. TENANT shall reimburse LANDLORD for the amount, if any, of the Excess Tenant Improvement Allowance by the payment of Reimbursement Rent throughout the term sufficient to amortize the Excess Tenant Improvement Allowance with an interest factor of 10%. LANDLORD AND TENANT agree to enter into a lease amendment specifying the amount of Reimbursement Rent when amount of Excess Tenant Improvement allowance is known but no later than sixty days after completion of the Tenant Improvements for the Twenty-Sixth Floor. Payments of Reimbursement Rent shall be paid monthly as provided in Section 3.1 of the Lease. All work in connection with the Tenant Improvements shall be performed in a good and workmanlike manner in compliance with all applicable law and regulations as provided in the Lease.

          E.      PARKING
                  -------

                  As provided in the Lease, TENANT shall be entitled to lease, at then current monthly rates, up to twenty-six (26) additional parking spaces from the Prudential Center garage operator in excess of those currently leased. The rate for monthly parking spaces as of June 1, 1996 is $250.00 per month.


          F.      LEASE SECURITY
                  --------------

                  1. Twenty-Fifth Floor
                     ------------------

                     No later than thirty (30) days prior to the commencement of construction for preparing the Twenty-Fifth Floor for TENANT use and occupancy, TENANT shall deliver to LANDLORD an irrevocable standby letter of credit for the Twenty-Fifth Floor (the "25th Floor L.C.") in favor of LANDLORD in a face amount equal to 50% of the Transaction Costs incurred or to be incurred by LANDLORD for the Twenty-Fifth Floor as hereinafter defined. The 25th Floor L.C. must (i) be issued by an institution reasonably acceptable to LANDLORD, (ii) have an initial term of not less than twelve
                     (12) months and (iii) be acceptable in form and substance to LANDLORD. Transaction Costs for the purpose of determining the face amount of the 25th Floor L.C. shall include all costs incurred by LANDLORD in (i) the negotiation and execution of this Lease Amendment for the Twenty-Fifth Floor, and (ii) the preparation of the Twenty-Fifth Floor for TENANT'S use and occupancy, including but not limited to all Tenant Allowances for the Twenty-Fifth Floor, (iii) real estate brokerage commissions, (iv) any unreimbursed costs incurred by LANDLORD's Contract Manager and (v) attorney's fees specifically incurred in connection with the negotiation and execution of this Third Lease Amendment. Based upon Transaction Costs assuming total Tenant Improvement Allowances of $55.00 per RSF plus brokerage fees and attorneys' fees, the Initial Face Amount of the Letter of Credit shall be One Million Three Hundred Seventy Five Thousand ($1,375,000) Dollars. LANDLORD shall provide TENANT with a statement of LANDLORD'S Lease Transaction Costs in reasonable detail as soon as the same are finally determined. If the actual amount of fifty percent (50%) of LANDLORD's Transaction Costs are determined to be more or less One Million Three Hundred Seventy Five Thousand ($1,375,000) Dollars, then the 25th Floor L.C. shall be adjusted to an amount equal to fifty percent (50%) of the LANDLORD's Transaction Costs.

                  2. Twenty-Sixth Floor
                     ------------------

                     No later than thirty (30) days prior to the commencement of construction for preparing the Twenty-Sixth Floor for TENANT use and occupancy, TENANT shall deliver to LANDLORD an irrevocable standby letter of credit for the Twenty-Sixth Floor (the "26th Floor L.C.") in favor of LANDLORD in a face amount equal to 50% of the Transaction Costs incurred or to be incurred by LANDLORD for the Twenty-Sixth Floor as hereinafter defined. The 26th Floor L.C. must (i) be issued by an institution reasonably acceptable to LANDLORD, (ii) have an initial term of not less than twelve
                     (12) months and (iii) be acceptable in form and substance to LANDLORD. Transaction Costs for the purpose of determining the face amount of the 26th Floor L.C. shall include all costs incurred by LANDLORD in (i) the negotiation and execution of this Lease Amendment for the Twenty-Sixth Floor, and (ii) the preparation of the Twenty-Sixth Floor for TENANT'S use and occupancy, including but not limited to all Tenant Allowances for the Twenty-Sixth Floor, (iii) real estate brokerage commissions, (iv) any unreimbursed costs incurred by LANDLORD's Contract Manager and (v) attorney's fees specifically incurred in connection with the negotiation and execution of this Third Lease Amendment. Based upon Transaction Costs assuming total Tenant Improvement Allowances of $55.00 per RSF plus brokerage fees and attorneys' fees, the Initial Face Amount of the Letter of Credit shall be One Million Three Hundred Seventy Five Thousand ($1,375,000) Dollars. LANDLORD shall provide TENANT with a statement of LANDLORD'S Lease Transaction Costs in reasonable detail as soon as the same are finally determined. If the actual amount of fifty percent (50%) of LANDLORD's Transaction Costs are determined to be more or less One Million Three Hundred Seventy Five Thousand ($1,375,000) Dollars, then the 26th Floor L.C. shall be adjusted to an amount equal to fifty percent (50%) of the LANDLORD's Transaction Costs.

                  3. Application Third Amendment Security
                     ------------------------------------

                     Upon delivery to LANDLORD of the 25th Floor L.C. and the 26th Floor L.C. or an amendment increasing the 25th Floor L.C. in lieu of the 26th Floor L.C. (collectively the "Third Amendment Security"). LANDLORD shall hold the Third Amendment Security in accordance with Section 12.14 of the Lease and shall be entitled to draw upon the Third Amendment Security pursuant to and in accordance with Section 12.14 of the Lease. The Third Amendment Security shall be subject to the reduction provisions set forth in paragraph number 4 below.

                  4. Reduction in Third Amendment Security
                     -------------------------------------

                     The face amount of the Third Amendment Security shall be reduced by fourteen (14%) percent each year commencing on the Initial Third Amendment Security Reduction Date (as hereinafter defined) and on each anniversary thereof, provided each of the conditions set forth below (Third Amendment Security Reduction Conditions) are satisfied at the time of any reduction. The Initial Third Amendment Security Reduction Date shall occur within one hundred twenty (120) days after the end of TENANT'S fiscal year occurring on or after December 31, 1998.

     The following Third Amendment Security Reduction Conditions must be satisfied at the time of any reduction of the Letter of Credit.


          1. The letter(s) of credit representing the Third Amendment Security must not have been previously drawn upon by LANDLORD for any reason.

          2. TENANT must not be in default of any material obligation under the Lease beyond any applicable grace and cure period.

          3. Michael Bronner shall own not less than 60% of the capital stock of TENANT.

          4. TENANT shall have delivered to LANDLORD, within ninety (90) days of the end of TENANT'S fiscal year (ILL - 12/31) a copy of TENANT'S financial statements for such fiscal year prepared by a nationally recognized certified public accounting firm in accordance with GAAP standards.

          5. LANDLORD SHALL not have delivered a written notice to TENANT within thirty (30) days of receipt of TENANT'S financial statements for such fiscal year that LANDLORD'S Annual Review of TENANT'S financial status is unsatisfactory for the purposes of a Third Amendment

             Security Reduction because during the past fiscal year one or more of the following has occurred:

             a. There has been a loss of client contract(s) representing 15% or more of TENANT'S Base Year Gross Revenue unless such revenue loss has been replaced by new contracts. For the purpose of this sub-paragraph, Base Year Gross Revenue shall mean TENANT'S revenue from all sources for TENANT'S 1994 fiscal year.

             b. TENANT'S Operating Margin is less than 15% of Gross Revenue. Gross Revenue is defined as all revenue from all sources. Operating Margin is defined as Operating Income divided by gross revenues. Operating Income is defined as net income or loss plus depreciation, interest expenses and Principal's Compensation.

             c. TENANT'S third party debt service expense exceed 10% of TENANT'S net income before Principal's Compensation on an annual basis.

             d. TENANT has failed to maintain unrestricted cash on hand sufficient to meet current liabilities becoming due in any calendar month excluding notes due to shareholders. Notwithstanding the foregoing, distributions or payments to shareholders at the end of TENANT'S fiscal year or otherwise made in anticipation of receipt of receivables within the thirty days following such distribution or payment shall not result in TENANT'S financial status being unsatisfactory for the purpose of a Letter of Credit reduction unless such distributions or payments have resulted in TENANT being in default of its current liabilities during any calendar month of the year being reported on. TENANT shall provide LANDLORD at the end of each fiscal year with a summary report in reasonable detail showing TENANT'S unrestricted cash on hand and current liabilities for each calendar month of such fiscal year.

             e. For the purpose of the foregoing (a-d), all undefined accounting terms shall be determined in accordance with Generally Accepted Accounting Practices.

             In any year during the term all the Third Amendment Security Reduction

             Conditions are not satisfied as of the anniversary of the Third Amendment Security Reduction Date for such year, the Third Amendment Security shall not be reduced in such year. If the Third Amendment Security is not reduced in any year, it may be reduced in subsequent year(s) if the Third Amendment Security Reduction Conditions are met for such year(s) but, in no event shall the Third Amendment Security be reduced by more than 14% in any one year.

             At the end of the fixed term of the Lease, LANDLORD shall return the Third Amendment Security or any unapplied proceeds of the Third Amendment Security then held by LANDLORD.

          G. TERMS
             -----

             Terms used herein shall have the same meaning as provided in the Lease unless otherwise indicated.


     Except as herein modified and amended, the Lease is ratified and affirmed.

     Executed this 5th day of November, 1996.
                   ---        --------


LANDLORD:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


By:/s/ David Raszmann
   --------------------------


TENANT:
BRONNER SLOSBERG HUMPHREY, INC.


By:/s/[ILLEGIBLE]
   --------------------------

                         FOURTH AMENDMENT OF LEASE

     Reference is made to that certain lease dated May 31, 1995 by and between The Prudential Insurance Company of America as LANDLORD and Bronner Slosberg Humphrey, Inc., as TENANT, as amended by a First Amendment of Lease dated
June 21, 1996, and a Second Amendment of Lease executed as of September 1, 1996, and a Third Amendment of Lease dated November 5, 1996, collectively hereinafter the Lease.

     WHEREAS, LANDLORD and TENANT mutually desire to further amend the Lease to add additional space (the Fourth Amendment Space) to the Premises and to amend sections 12.15 and 12.16A of the Lease.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, LANDLORD and TENANT agree that the Lease is amended as follows:

     I. FOURTH AMENDMENT SPACE
        ----------------------

     The Lease is hereby amended to add the Fourth Amendment Space consisting of
(i) Twenty-Seventh Floor of the Building to the Premises effective May 1, 1997, and (ii) a portion of the Fourth Floor (10,106 RSF) on January 1, 1998.

          A.   TWENTY-SEVENTH FLOOR
               ---------------------

           1. Effective May 1, 1997, (Twenty-Seventh Floor Commencement Date) the entire Twenty-Seventh Floor of the Building consisting of approximately 25,676 RSF as outlined in Exhibit A is added to the Premises on all the terms and conditions of the Lease except as provided herein.

           2.  The rent for the Twenty-Seventh Floor shall be as follows:

               May 1, 1997 - APRIL 30, 2002 at the rate of $30.00 per RSF; $770,280.00 per year, monthly payment $64,190.00.00
               May 1, 2002 - November 30, 2005 at the rate of $35.00 per RSF, $898,660.00 per year, monthly payment $74,888.33

           3. All rent for the fourth Amendment Space shall be paid monthly as provided in the Lease, and shall be in addition to the rent currently provided for in the Lease.

          B.   PORTION OF FOURTH FLOOR.
               -----------------------

                  On January 1, 1998, 10,106 RSF (THE "1998 Space") on the Fourth Floor of the Building as outlined in Exhibit A2 attached, shall be added to the Premises on all the terms and conditions of the Lease except as provided herein. The rent for the 1998 Space shall be at the rate of $27.50 per RSF ($277,915.00 per year/$23,159.58 per month). The rent for the 1998 Space shall be in addition to other rent then payable. The rent for the 1998 Space shall be abated for the period January 1, 1998 through February 28, 1998.

          C.   OPERATING EXPENSES, R.E. TAXES AND ELECTRICAL CHARGES AND OTHER
               ---------------------------------------------------------------
               CONDITIONS.
               ----------

               1. Commencing on January 1, 1998, for the Twenty-Seventh Floor
                  and on March 1, 1998 for the 1998 Space, Tenant shall reimburse Landlord for Increased Operating Expenses and increased Real Estate taxes for the Fourth Amendment Space in excess of the Operating Expenses incurred by Landlord in 1997 and the Real Estate taxes paid in 1997 as provided in
                  Section 3.2 of the Lease as modified herein and Exhibit F-4 attached. The budgeted Operating Expenses and Real Estate taxes for 1996 are $8.00 per RSF and $4.75 per RSF respectively.

               2. SHARE - TENANT's share with respect to Fourth Amendment Space
                  -----
                  will be 2.09% from May 1, 1997 to January 1, 1998. After January 1, 1998, Tenant's share for the Fourth Amendment Space will be 2.92%.

               3. ELECTRIC REIMBURSEMENT - TENANT shall pay directly to
                  ------------------------
                  Boston Edison Company or other provider of electrical service to the Twenty-Seventh Floor the cost as billed to Tenant for electricity used in the Twenty-Seventh Floor for lighting and office receptacles. Tenant shall reimburse Landlord monthly in arrears within thirty (30) days of receipt of Landlord's invoice for the cost of electricity consumed in the 1998 Space as determined by a check meter and Landlord's cost of electricity from time to time.

             4.   TENANT IMPROVEMENTS - LANDLORD will deliver the twenty-seventh
                  -------------------
                  Floor in shell condition as described in Exhibit C attached hereto and made a part hereof with the new fireproofing and sprinkler mains in place. LANDLORD will provide TENANT with a Tenant Improvement Allowance for the Twenty-Seventh Floor equal to 40.00 per RSF to be used for defraying the costs of tenant design, construction and related expenses in connection with the Tenant Improvements for the Twenty-Seventh Floor. The Tenant Improvement Allowance will be paid in cash within thirty (30) days of Landlord's receipt of invoices in reasonable detail for the Tenant Improvements. In addition, Landlord will provide Tenant with a $30,000 allowance to renovate the bathrooms on the 27th floor in accordance with the Building's bathroom renovation program.

          At Tenant's election, notice of which shall be given to Landlord by May 1, 1997, the 1998 Space shall be delivered to Tenant either

          (a) In "As Is" condition, broom clean and clear of all occupants with asbestos containing material beneath the surface of the interior columns and the existing tile floor mastic removed and all surfaces disturbed by such removal restored to pre-removal condition, all at Landlord's sole expense or;

          (b) In shell condition as described in Exhibit C subject to the last sentence of this sub-section 4.

          Landlord shall provide Tenant a Tenant Allowance equal to $20.00 per RSF. The Tenant Allowance shall be payable as provided in the third full Paragraph on Page 4 of the Lease. In no event shall the Tenant Allowance for the 1998 Space exceed $202,120.00. Landlord has previously (i) installed sprinklers; (ii) refireproofed the Fourth Floor ceiling, and (iii) renovated the Fourth Floor bathrooms.

     5.   PARKING - As provided in the Lease, effective on May 1, 1997,
          -------
          upon the addition of the twenty-seventh Floor, TENANT shall be entitled to lease, at then current monthly rates, up to thirteen (13) additional parking spaces from the Prudential Center garage operator in addition to those currently leased. The rate for monthly parking spaces as of January 1, 1997 is $260.00 per month. Effective
          January 1, 1998. upon the addition of the 1998 Space to the Premises, Tenant shall be entitled to lease five (5) additional spaces on the same terms.

D. LEASE SECURITY - FOURTH AMENDMENT SPACE (27TH FLOOR AND 1998 SPACE)
   -------------------------------------------------------------------

     1. No later than thirty (30) days prior to the commencement of construction for preparing the twenty-seventh Floor for TENANT use and occupancy, TENANT shall deliver to LANDLORD an irrevocable standby letter of credit for the twenty-seventh Floor (the "27th Floor the 27th Floor L.C. shall include all costs incurred by LANDLORD in
          (i) the negotiation and execution of this Lease Amendment for the Twenty-Seventh Floor, and (ii) the preparation of the Twenty-Seventh Floor for TENANT'S use and occupancy, including but not limited to all Tenant Allowances for the Twenty-Seventh Floor, (iii) real estate brokerage commissions, (iv) any unreimbursed costs incurred by LANDLORD's Contract Manager and (v) attorney's fees specifically incurred in connection-with the negotiation and execution of this Fourth Lease Amendment. Based upon Transaction Costs consisting of Tenant Improvement Allowances of $40.00 per RSF plus brokerage fees and attorneys' fees, the Initial Face Amount of the Letter of Credit shall be Six Hundred Thousand ($600,000) Dollars. LANDLORD shall provide TENANT with a statement of LANDLORD'S Lease Transaction Costs in reasonable detail as soon as the same are finally determined. If the actual amount of LANDLORD's Transaction Costs are determined to be more or less than One Million Two Hundred Thirty Thousand ($1,230,000) Dollars, then the 27th Floor L.C. shall be adjusted to an amount equal to fifty percent (50%) of the LANDLORD's Transaction Costs.

     2. Effective January 1, 1998, Tenant shall deliver to Landlord either an amendment to the Twenty-Seventh Floor LC increasing the then existing face amount by One Hundred Thirty-Seven Thousand ($137,000) Dollars representing 50% of the transaction costs for the 1998 Space, or an additional letter of credit (the "1998 LC") as security for the 1998 Space, which letter of credit shall comply with the requirement of this Section D except that the amount of the 1998 LC shall be $137,000.

     3.   Application Fourth Amendment Security
          -------------------------------------

          LANDLORD shall hold the Twenty-Seventh Floor LC and the 1998 LC or an amendment to the Twenty-Seventh Floor LC in lieu of the 1998 LC collectively the "Fourth Amendment Security" in accordance with
          Section 12.14 of the Lease and shall be entitled to draw upon the Fourth Amendment Security pursuant to and in accordance with Section
          12.14 of the Lease. The Fourth Amendment Security shall be subject to the reduction provisions set forth in paragraph number 4 below.

     4.   Reduction in Fourth Amendment Security
          --------------------------------------

          The face amount of the Fourth Amendment Security shall be reduced by sixteen (16%) percent each year commencing on the Initial Fourth Amendment Security Reduction Date (as hereinafter defined) and on each anniversary thereof, provided each of the conditions set forth below (Fourth Amendment Security Reduction Conditions) are satisfied at the time of any reduction. The Initial Fourth Amendment Security Reduction Date shall occur within one hundred twenty (120) days after the end of TENANT'S fiscal year occurring on or after December 31, 1998. -


The following Fourth Amendment Security Reduction Conditions must be satisfied at the time of any reduction of the Letter of Credit:

     1. The letter(s) of credit representing the Fourth Amendment Security must not have been previously drawn upon by LANDLORD for any reason.

     2. TENANT must not be in default of any material obligation under the Lease beyond any applicable grace and cure period.

     3. Michael Bronner shall own not less than 60% of the capital stock of TENANT.

     4. TENANT shall have delivered to LANDLORD, within ninety (90) days of the end of TENANT'S fiscal year (1/1 - 12/31) a copy of TENANT'S financial statements for such fiscal year prepared by a nationally recognized certified public accounting firm in accordance with GAAP standards.

     5. LANDLORD shall not have delivered a written notice to TENANT within thirty (30) days of receipt of TENANT'S financial statements for such fiscal year that LANDLORD'S Annual Review of TENANT'S financial status is unsatisfactory for the purposes of a Fourth Amendment Security Reduction because during the past fiscal year one or more of the following has occurred:

        a. There has been a loss of client contract(s) representing 15% or more of TENANT'S Base Year Gross Revenue unless such revenue loss has been replaced by new contracts. For the purpose of this sub-paragraph, Base Year Gross Revenue shall mean TENANT'S revenue from all sources for TENANT'S 1994 fiscal year.

        b. TENANT'S Operating Margin is less than 15% of Gross Revenue. Gross Revenue is defined as all revenue from all sources. Operating Margin is defined as Operating Income divided by gross revenues. Operating Income is defined as net income or loss plus depreciation, interest expenses and Principal's Compensation.


        c. TENANT'S third party debt service expense exceed 10% of TENANT'S net income before Principal's Compensation on an annual basis.

        d. TENANT has failed to maintain unrestricted cash on hand sufficient to meet current liabilities becoming due in any calendar month excluding notes due to shareholders. Notwithstanding the foregoing, distributions or payments to shareholders at the end of TENANT'S fiscal year or otherwise made in anticipation of receipt of receivables within the thirty days following such distribution or payment shall not result in TENANT'S financial status being unsatisfactory for the purpose of a Letter of Credit reduction unless such distributions or payments have resulted in TENANT being in default of its current liabilities during any calendar month of the year being reported on. TENANT shall provide LANDLORD at the end of each fiscal year with a summary report in reasonable detail showing TENANT'S unrestricted cash on hand and current liabilities for each calendar month of such fiscal year.

        e. For the purpose of the foregoing (a-d), all undefined accounting terms shall be determined in accordance with Generally Accepted Accounting Practices.

        In any year during the term all the Fourth Amendment Security Reduction Conditions are not satisfied as of the anniversary of the Fourth Amendment Security Reduction Date for such year. the Fourth Amendment Security shall not be reduced in such year. If the Fourth Amendment Security is not reduced in any year, it may be reduced in subsequent year(s) if the Fourth Amendment Security Reduction Conditions are met for such year(s) but, in no event shall the Fourth Amendment Security be reduced by more than 16% in any one year

        At the end of the fixed term of the Lease, LANDLORD shall return the

        Fourth Amendment Security or any unapplied proceeds of the Fourth Amendment Security then held by LANDLORD.

     II. OTHER AMENDMENTS
         ----------------

           1. Section 12.15. The provisions of Section 12.15 of the Lease are
              --------------
              hereby amended to change the time period of Advance Notice Tenant must give Landlord to exercise it right, to extend the Lease from twelve (12) months advance written notice to eighteen (18) months advance written notice.

          2.  Section 12.16A As currently appearing in the Lease is amended to
              --------------
              recognize that the 1998 Space has been added to the Premises and no longer is subject to the Option as originally set out in
              Section 12.16. Henceforth, the option contained in Section 12.16A shall read as follows:

              "Tenant shall have the option, provided Tenant is not in default hereunder beyond any grace or cure period, to add the balance of the Fourth Floor of the Building consisting of approximately 14,609 RSF (Third Year Option) to the Premises on January 1, 1999. Tenant shall advise Landlord in writing, no later than June 30, 1998, of Tenant's exercise of its Third Year Option. If Tenant exercises its Third Year Option, the Third Year Option Space shall be added to the Premises no later than January 1, 1999 at the rent set forth on the Lease Cover Sheet and on all the other terms and conditions of the Lease, except that (i) the Tenant Design and Construction Allowance for the Third Year Option Floor shall be twenty ($20.00) per RSF and (ii) the rent for the Third Year Option Floor shall be abated for the first two months to allow for construction".

          G.  TERMS
              -----

              Terms used herein shall have the same meaning as provided in the Lease unless otherwise indicated.

    In the event the balance of the Fourth Floor becomes available prior to January 1, 1999, Landlord agrees to promptly so advise Tenant and Tenant may add such space to the Premises on the terms outlined above prior to January 1, 1999, but shall not be required to do so and Tenant's future rights to such space shall be unaffected.

    Except as herein modified and amended, the Lease is ratified and affirmed.

          Executed this 22nd day of January 1997
                        ----        -------

     LANDLORD:
     THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

     By:/s/ David Raszmann
        ---------------------------


     TENANT:
     BRONNER SLOSBERG HUMPHREY, INC.

     By:/s/[ILLEGIBLE]
        ---------------------------

                          FOURTH AMENDMENT EXHIBIT A

                            [DIAGRAM APPEARS HERE]


                   27TH FLOOR PRUDENTIAL TOWER - RENTAL PLAN

                           BRONNER SLOSBERG HUMPHREY
                           FOURTH AMENDMENT
                           EXHIBIT A-2

                            [DIAGRAM APPEARS HERE]


                   4TH FLOOR PRUDENTIAL TOWER - RENTAL PLAN

                           BRONNER SLOSBERG HUMPHREY
                          FOURTH AMENDMENT EXHIBIT C


                        DESCRIPTION OF SHELL CONDITION
                        ------------------------------

     The Premises shall be deemed completed "in shell condition" upon LANDLORD'S furnishing and installing the following:

     WINDOWS: Full Floor Tenant -- Delivered with building standard venetian blinds and solar reflective film. Building standard blinds are levelor energy conservation reflective type.

     FLOORS: Full Floor Tenant -- Delivered in rough condition, ready to accept leveling and fill where appropriate. The floors are cellular type with concrete composite fill on a metal decking. Electrical and telephone closets delivered with rough concrete floor.

     COLUMNS: Full Floor Tenant -- Delivered with unpainted concrete or hard surface fireproofing on interior columns. The exterior columns shall be delivered ready to accept finishes.

     ELEVATOR LOBBIES: Full Floor Tenant -- Passenger and Service Elevator Lobbies - Delivered with rough concrete floor and walls ready for construction.

     HVAC INTERIOR SYSTEMS: Full Floor Tenant -- Delivered with VAV boxes (one pre 5,000 sq. ft. approximate) per floor for Tenant use. Landlord shall provide the main duct take-offs with fire dampers. Tenant work to include all duct work "downstream: of the fire damper.

     HVAC PERIMETER SYSTEM: Full Floor Tenant -- Existing perimeter HVAC induction system shall be maintained. The existing thermostats shall be maintained. Perimeter induction units shall be delivered with covers ready to accept paint with all required insulation in place.

     CEILING: Full Floor Tenant -- Delivered unfinished with exposed non-asbestos containing fire proofing on structural steel and deck of floor above.

     CODE: Full Floor Tenant -- All building core space (excluding Toilet Rooms) will be delivered in compliance with code including, but not limited to A.D.A. and Mass. Architectural Access Board (MABB).

     ELECTRIC: Full Floor Tenant -- Premises to be delivered with primary service utility lines. Electrical feeds to be delivered with floor disconnect switch in place. Tenant to be responsible for all electrical wiring "downstream" of the floor disconnect switch. All primary feeds and switches to be sized for a maximum power load of 5 Watts/USF of floor space.

                                  EXHIBIT F-4

                TENANT'S SHARE OF INCREASED OPERATING EXPENSES
                                TOWER BUILDING
          ATTACHED TO AND MADE A PART OF THE THIRD AMENDMENT OF LEASE
                            BETWEEN THE PRUDENTIAL
                    INSURANCE COMPANY OF AMERICA, LANDLORD
                AND BRONNER, SLOSBERG, HUMPHREY, INC., TENANT

DEFINITIONS

     TENANT shall reimburse LANDLORD for Tenant's proportionate share ("Tenant's Share") of increased "Operating Expenses" (as herein defined) in excess of Base Operating Expenses as follows:

I    A. "Tenant's Share" of the amount of Operating Expenses in excess of Base
Operating Expenses equals from May 1, 1997 to December 31, 1997 = 2.09%. After January 1, 1998 = 2.92%.

5/1/97 thru 25.676 r.s.f. (Premises Net Rentable Area) after 1/1/98 35,782 RSF
            ------------------------------------------              --------------
12.31.97    1,226,539 s.f. (Building Net Rentable Area)             1,226,539 s.f.

     B.     Base Operating Expenses equal 1997 Actual Operating Expenses

     C. "Operating Expenses" shall mean any and all costs and expenses adjusted for 100% occupancy [except those listed in subparagraphs
            (a) through (e) below] actually paid or incurred by LANDLORD in connection with the ownership, management, operating, servicing, and maintenance of the Building, its utility services from the property line to the Building including, without limitation, the cost and expense of the following: salaries, wages, medical, surgical and general welfare and other so-called "fringe" benefits (including group insurance and retirement benefits) for employees of LANDLORD or any contractor of LANDLORD engaged in the cleaning, operation, maintenance or management of the Building, and payroll taxes, and worker's compensation insurance premiums relating thereto, gas, steam, fuel oil, water, sewer rental, electricity (exclusive of Tenants Electrical Usage), utility taxes, rubbish removal, fire, casualty, liability, rent and other insurance carried by LANDLORD, repairs, repainting, replacement, building supplies, uniforms, and cleaning thereof, window cleaning, service contracts with independent contractors for any of the foregoing (including, but not limited to elevator and air conditioning maintenance), commercially reasonable management fees (whether or not paid to any person, firm or corporation having an interest in or under common ownership with LANDLORD or any of the persons, firms or corporations comprising LANDLORD), reasonable legal fees and expenses incurred in connection with any application or proceeding brought for reduction of the assessed valuation of the Building or any part thereof, but only if brought to have the effect of reducing TENANT'S cost, auditing fees and all other costs and expenses actually incurred in connection with the operation, maintenance and management of the Building and an allocated share of the "Center's Common Area Expenses" (as herein defined). Included in the foregoing will be the cost or portion thereof properly allocatable to the property (amortized over such reasonable period as LANDLORD shall determine together with the interest on the unamortized balance as the greater of 10% or the six month Treasury Bill rate for the date upon which funds for the project are committed) of any capital improvements made to the Building by the LANDLORD which result in appropriate reduction of Operating Expenses or made to the Building by the LANDLORD after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building on the date of this Lease. Operating Expenses shall be computed on an accrual basis and shall be determined in reasonable detail in accordance with generally accepted accounting principles consistently applied. They may be incurred directly or by way of reimbursement, and shall include taxes applicable thereto. The following shall be excluded in calculating Operating Expenses:

                  (a) Depreciation or capital expenditures on the Building or any part thereof, except as included above;

                  (b) Expenses incurred directly in leasing or in procuring any tenants, including advertising, promotion, public relations, sales, brokers' commissions, and expenses for tenant alterations or renovating space for new tenants;

                  (c) Amortization and interest on indebtedness;

                  (d) Real estate taxes or payments in lieu of real estate taxes except as provided for in Section 3.4 hereof;

                  (e) The net amount of any insurance proceeds, reimbursements, discounts or allowances received by LANDLORD in connection with those "Operating Expenses" which are included.

                  (f) Also excluded are the following:

                        (i) cost of repairs or replacements incurred by reason of fire or other casualty or by the exercise or the right of eminent domain;

                        (ii)    advertising and promotional expenditures;

                        (iii) legal fees incurred in disputes with tenants, matters in connection with any underlying lease including, but not limited to, the conveyance or financing or refinancing thereof, negotiation of leases with prospective or current tenants, financing or refinancing of mortgages, disputes with mortgagees not caused by TENANT and other legal and auditing fees, other than legal and auditing fees reasonable incurred in connection with the preparation of statements required pursuant to additional rent or rental escalation provisions;

                        (iv) costs incurred in performing work or furnishing services to or for individual tenants (including TENANT) other than work or services of a kind and scope which LANDLORD would be obligated to furnish TENANT without charge if such work were required in the Demised Initial Premises pursuant to applicable law or codes as required by the governmental authority having jurisdiction;

                        (v) the cost incurred by LANDLORD in performing work or furnishing any services to or for a tenant of space in the oBuilding (including TENANT) for which a separate charge is made, including without limitation, the supply of overtime air-conditioning, ventilation and heating at LANDLORD'S cost and expense, regardless of the amount billed or received by LANDLORD for performing such work or furnishing such service;

                        (vi)    franchise and income taxes of LANDLORD;

                        (vii) real estate taxes on land and/or Building to the extent included in this Lease;

                        (viii) the costs of providing overtime heat and air-conditioning to tenants of the Building to the extent that the same are payable by the tenants for whom such services are provided;

                        (ix)    rent under ground leases (if any)

                        (x) all costs incurred in connection with or directly related to the original construction of the Building (as distinguished from operating expenses and the repair, maintenance and operations thereof);

                        (xi) financing and refinancing costs, interest on debt or amortization payments on any mortgage or mortgages, and rental under any ground or underlying lease or leases;

                        (xii)   a bad debt loss, rent loss or any reserves

                        (xiii) all interest or penalties incurred as a result of
                  LANDLORD'S failure to pay any costs or taxes as the same shall become due provided such failure shall not have been caused by

                  TENANT;

                        (xiv) any and all costs associated with the operation of the business of the entity which constitutes LANDLORD; excluded items shall specifically include, but shall not be limited to, formation of the entity, costs of defending any lawsuits with any mortgagee (except as the actions of TENANT may be in issue), costs of selling, syndication, financing, mortgaging or hypothecating any of the LANDLORD'S interest in the Building, costs of any disputes between LANDLORD and its employees (if any) not engaged in the operation of the Building, disputes between LANDLORD and managers of the Building;

                        (xv) (i) costs of painting and decorating for any tenant's space; (ii) the cost of providing overtime heat and air-conditioning to tenants of the Building to the extent that the same are payable by the tenants for whom such services are provided; and (iii) rent under ground leases (if any);

                        (xvi) amounts for which LANDLORD has been reimbursed by insurance proceeds;

                        (xvii) costs incurred in renovating or otherwise improving or decorating or redecorating space for tenants or other occupants in the Building or vacant space in the Building or costs related thereto;

                        (xviii) LANDLORD'S costs of electricity, incremental
                  air-conditioning and other services sold to tenants for which LANDLORD is entitled to be reimbursed by tenants (whether or not actually collected by LANDLORD) as a separate additional charge or rental;

                        (xix) any cost or expense incurred as a result of painting, decorating, carpet shampooing, drapery cleaning and wall washing within the rentable areas of the Building for a specific tenant as opposed to that performed for all tenants or common areas.

     D. "Center's Common Area Expenses" is defined as those costs and expenses incurred for the open areas, public areas and amenities within the Prudential Center which become a cost center to receive expenses deemed by the LANDLORD to be chargeable thereto which are accumulated and prorated against the income-generating elements of the Center by a formula predicated on a rentable area basis consistently applied annually. (The portion chargeable during 1996 to the Building is 30.5%, subject to change as rentable areas may change).

     E. "Calendar Year" is defined as any consecutive twelve (12) month period commencing January 1st, provided that LANDLORD, upon written notice to TENANT, may change from time to time to any other consecutive 12-month period, and in that event Tenant's Share of Operating Expenses shall be adjusted pro rata.

II. PAYMENT OF TENANT'S SHARE

     A. LANDLORD shall on or after January 1 in each year give to Tenant a statement of Tenant's Estimated Share of Operating Expenses (Estimate) for the current calendar year. Tenant's Estimated Share of Operating Expenses shall be the product of Tenant's Share times the amount by which LANDLORD'S Estimate of Operating Expenses for the Calendar Year exceed Base Operating Expenses. TENANT shall reimburse LANDLORD monthly with each rent payment an amount equal to 1/12th of Tenant's Estimated Share of Operating Expenses. LANDLORD reserves the right during any year to adjust Tenant's Estimated Share of Operating Expenses in any year to reflect increases of 5% or more by which actual Operating Expenses are exceeding Estimated Operating Expenses.

     B. LANDLORD shall on or before May 1, in each calendar year provide a Statement of Operating Expenses (Statement) for the prior calendar year prepared by an independent Certified Public Accountant which shall show in reasonable detail all items of Operating Expense for the prior year and Tenant's Share of such Operating Expenses with the amount of any difference due to LANDLORD or TENANT between Tenant's Estimated Share of Operating Expenses and Tenant's Share of Operating Expense for such year. The amount of any difference due TENANT shall accompany the Statement when delivered to TENANT. TENANT shall reimburse LANDLORD the amount of any difference due LANDLORD within thirty (30) days of receipt of LANDLORD'S Statement.

     C. If any part of the original lease term or any extended lease term is less than a calendar year, the TENANT shall reimburse LANDLORD for Tenant's Share of Operating Expenses due in accordance with this
          Section II hereof as the number of days of the term or extended term contained in a calendar year bears to 365 days.

     D Upon expiration or termination of the lease or extensions Thereof, all reimbursements due under this Exhibit shall become due coincident with rent payments due LANDLORD for the last month of the lease term or any extended term thereof.

     E. LANDLORD shall notify TENANT of any adjustment of Tenant's Share upon expiration or termination of Lease which shall be an estimate, computed by LANDLORD based upon the most recent figures available to and prepared by LANDLORD. LANDLORD shall notify TENANT after the end of the calendar year of any overpayment or underpayment resulting from such calculation of the Tenant's Share of Operating Expenses and TENANT and LANDLORD shall within thirty (30) days of receipt of said notice make appropriate payment to adjust overpayment or underpayment previously made.

     F. TENANT'S obligation to reimburse LANDLORD for Tenant's Share of Operating Expenses under this Exhibit and LANDLORD'S and TENANT'S obligation to make adjustments referred to above shall survive expiration or termination of this Lease.

III. AVAILABILITY OF RECORDS

     A. Within thirty (30) days after receipt by TENANT of LANDLORD'S Statement of Operating Expenses, TENANT may notify LANDLORD in writing of any cost items for which TENANT requests to see supporting data. Promptly upon receipt of such notice, LANDLORD will make available to TENANT or its agents for examination, at such place in Metropolitan Boston as LANDLORD may reasonably designate, at TENANT'S expense, such appropriate accounting books and records of LANDLORD as shall relate to the items so designated by TENANT. TENANT shall cause all information so obtained to be held in strict confidence. Notwithstanding the giving of said notice, TENANT shall make payment of all amounts indicated in LANDLORD'S Estimate or Statement within thirty (30) days of said notice.

          At any time within sixty (60) days after LANDLORD'S accounting books and records relating to the designated cost items shall have been made available to TENANT as aforesaid, TENANT may dispute in writing any specific, significant (i.e., having an effect of an increase of over 5%) item or items included by LANDLORD. If such dispute is not amicably settled between LANDLORD and TENANT within thirty (30) days after TENANT'S notice thereof, either party may during the next succeeding thirty (30) days (upon written notice to the other party accompanied by a copy of its letter of submission setting forth the items of dispute) refer such disputed item or items to an independent, nationally-recognized Certified Public Accounting firm (to be selected by LANDLORD and to be other than the firm that issued the certification of Estimate or Statement) for decision and the decision of such accounting firm shall be conclusive and binding upon LANDLORD and TENANT. The expenses involved in such determination shall be borne by the party against whom a decision is rendered by said accounting firm provided that if more than one item is disputed and a decision shall be rendered against each party in respect to any item or number of items so disputed, then the expenses shall be apportioned according to the amounts decided against each party. Within thirty (30) days after the rendering of such decision, LANDLORD shall make any adjustments required thereby to the Estimate or Statement.

                              FIFTH AMENDMENT AND
                          PARTIAL TERMINATION OF LEASE


     Reference is made to that certain lease dated May 31, 1995 by and between The Prudential Insurance Company of America, as LANDLORD, and Bronner Slosberg Humphrey, Inc.., as TENANT, as amended by a First Amendment of Lease dated June 21, 1996, a Second Amendment of Lease executed as of September 1, 1996, a Third Amendment of Lease dated November 5, 1996. and a Fourth Amendment of Lease dated January 22,1997 leasing space in the Prudential Tower (the "Building") in Boston, Massachusetts, collectively hereinafter the Lease.

     WHEREAS LANDLORD and TENANT mutually desire to further amend the Lease to delete the twenty-sixth and twenty-seventh floors of the Building.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, LANDLORD and TENANT agree that the LEASE is amended as follows:


I. FOURTH AMENDMENT SPACE
   ----------------------

     A.   TWENTY SEVENTH FLOOR
          --------------------

         1. Tenant's lease obligations for the Twenty-Seventh Floor commenced May 1, 1997; however, Tenant has not occupied the Twenty-Seventh Floor. Effective June 30, 1997, the Twenty-Seventh Floor of the building is deleted from the premises. Any rent Tenant has paid for the Twenty-Seventh Floor shall be credited against Tenant's rental obligations for other space leased. The Tenant Improvement Work to prepare the Twenty-Seventh Floor for Tenant's use and occupancy has not been performed, and Landlord's obligation to provide Tenant a Tenant Improvement allowance for the Twenty-Seventh Floor is hereby voided.

          2. Tenant has leased the Twenty-Sixth Floor of the Building, but has not yet taken possession of the Twenty-Sixth Floor. Landlord and Tenant agree that the Twenty-Sixth Floor is hereby deleted from the Premises leased and Tenant shall have no responsibility for the Twenty-Sixth Floor. Landlord's obligation to provide Tenant with a Tenant improvement allowance for the Twenty-Sixth Floor is hereby voided.

         3. Tenant's obligation to provide Landlord Lease Security is hereby modified by deleting subsection L.F.2 of the Third Amendment of Lease, and subsection L.D.1 of the Fourth Amendment of Lease. The effect of these deletions is to terminate Tenant's obligation to provide Lease Security for the Twenty-Sixth Floor and Twenty-Seventh Floor space.

               Tenant's other Lease Security obligations contained in the Lease as amended are unchanged.

        4. Tenant's parking rights are hereby reduced by 26 spaces to reflect the deletion of the Twenty-Sixth Floor and Twenty-Seventh Floor from the Lease, leaving a balance of rights to 103 parking spaces.

        5. Tenant's share of increased operating Expenses (Tenants Share") for the Third Amendment as set forth in subsection I.C.2 of the Third Amendment is reduced from 4.19% TO 2.09%. Tenant's Share for the Fourth Amendment as set forth in subsection I.C.2 of the Fourth Amendment is reduced from 2.92% to .82%.

        6. Except as modified and amended, the Lease is ratified and affirmed.

Executed this 17th day of July, 1997.
              ----        ----

                                  LANDLORD

                                  The Prudential Insurance Company of America



                                  By: /S/ David Raszmann
                                     ______________________________


                                  TENANT

                                  Bronner Slosberg Humphrey, Inc.


                                  By: /s/ [ILLEGIBLE]
                                     ______________________________

                              SIXTH AMENDMENT AND
                          PARTIAL TERMINATION OF LEASE


     Reference is made to that certain lease dated May 31, 1995 by and between the Prudential Insurance Company of America, as LANDLORD, and Bronner Slosberg Humphrey, Inc., as TENANT, as amended by a First Amendment of Lease dated June 21, 1996, a Second Amendment of Lease executed as of September 1, 1996, a Third Amendment of Lease Dated November 5, 1996, a Fourth Amendment of Lease dated January 22, 1997, and a Fifth Amendment and Partial Termination of Lease dated July 11, 1997, leasing space in the Prudential Tower (the "Building") in Boston, Massachusetts, collectively hereinafter the Lease.

     WHEREAS, LANDLORD and TENANT mutually desire to further amend the Lease to delete the space on the Fourth floor of the Building.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, LANDLORD and TENANT agree that the Lease is amended as follows:

     1.   Fourth Floor Space. Tenant's lease obligations for 10,106 RSF of space
          ------------------
on the Fourth Floor (referred to in the Fourth Amendment of Lease and herein as the 1998 Space) commenced January 1, 1998; however, Tenant has not occupied the 1998 Space. Effective February 28, 1998, the 1998 Space is deleted from the Premises. The Tenant Improvement Work to prepare the 1998 Space for Tenant's use and occupancy has not been performed, and Landlord's obligation to provide Tenant a Tenant Improvement allowance for the 1998 Space is hereby voided.

     2. Tenant's obligation to provide Landlord Lease Security for the 1998 Space as provided in Section D-2 of the Fourth Amendment of Lease is hereby deleted from the Lease. Tenant's other Lease Security obligations contained in the Lease as amended are unchanged.

     3. Tenant's parking rights are hereby reduced by 5 spaces to reflect the deletion of the 1998 Space from the Lease, leaving a balance of rights to 98 parking spaces.

     4. Tenant's share of Increased Operating Expenses ("Tenant's Share") for the Fourth Amendment as set forth in subsection I.C.2 of the Fourth Amendment as modified by the Fifth Amendment to .82% representing the 1998 Space is deleted from the Lease.

     5.   Except as modified and amended, the Lease is ratified and affirmed.

Executed this 15th day of May, 1998.
              ----        ---
                                  LANDLORD

                                  The Prudential Insurance Company of America



                                  By: /S/ David Raszmann
                                     ______________________________


                                  TENANT

                                  Bronner Slosberg Humphrey, Inc.


                                  By: /s/ [ILLEGIBLE]
                                     ______________________________


                                       2